SL GREEN
REALTY CORP.

SECOND QUARTER 2026
SUPPLEMENTAL DATA

June 30, 2026

SL Green Realty Corp., Manhattan's largest office landlord, is a fully integrated real estate investment trust, or REIT, that is focused primarily on acquiring, managing and maximizing the value of Manhattan commercial properties.

As of June 30, 2026, the Company held interests in 54 buildings totaling 30.6 million square feet, which included ownership interests in 29.2 million square feet and 1.4 million square feet securing debt and preferred equity investments, excluding fund investments, and managed 4 buildings totaling 0.9 million square feet owned by third parties.
•SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.
•SL Green's website is www.slgreen.com.
•This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this supplemental reporting package that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including such matters as future capital expenditures, dividends and acquisitions (including the amount and nature thereof), development trends of the real estate industry and the New York metropolitan area markets, occupancy, business strategies, expansion and growth of our operations and other similar matters, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this supplemental reporting package are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended June 30, 2026 that will be included on Form 10-Q to be filed on or before August 10, 2026.

Supplemental Information	2	Second Quarter 2026

TABLE OF CONTENTS

Definitions	4

Highlights	6

Key Financial Data	9	-	11

Office Leasing Statistics	12

Comparative Balance Sheets	13

Comparative Statements of Operations	15

Comparative Computation of FFO and FAD	16

Consolidated Statement of Equity	17

Joint Venture Statements	18	-	19

Selected Financial Data	21	-	24

Debt Summary Schedule	25	-	27

Derivative Summary Schedule	28

Lease Liability Schedule	29

Debt and Preferred Equity Investments	30

Selected Property Data
Property Portfolio	31	-	35
Largest Tenants	36
Tenant Diversification	37
Leasing Activity	38	-	39
Lease Expirations	40	-	42

Summary of Real Estate Acquisition/Disposition Activity	43	-	47

Non-GAAP Disclosures and Reconciliations	48

Analyst Coverage	51

Executive Management	52

Supplemental Information	3	Second Quarter 2026

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, deferrals, and abatements as of the last day of the quarter, multiplied by 12.
ASP - Alternative strategy portfolio.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment, based on the property’s vacancy rate, plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties and the property’s vacancy rate multiplied by the Company’s consolidated weighted average borrowing rate. Capitalized Interest is a component of the carrying value of a development or redevelopment property.
CMBS Investments - Investments in commercial mortgage-backed securities.
Commenced Occupancy - Calculated based on the square footage for which lease terms have commenced per the underlying lease. For GAAP purposes revenue may not yet be recognized for certain commenced leases as of the reporting date.
Consolidated securitization vehicle - CMBS securitization trusts for which the terms of our investment and special servicing assignment give us the ability to direct the activities that could significantly impact the trust's economic performance.
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of Nareit in September 2017 defines EBITDAre as net income (loss) (computed in accordance with GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
Economic Occupancy - Calculated based on the square footage on which revenue is being recognized for GAAP purposes as of the reporting date, which may differ from the square footage on which cash rent is being collected.

First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs, which are generally incurred during the first 4-5 years following acquisition of a property, to bring a property up to the Company's operating standards.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge. The calculation of fixed charge coverage for purposes of our credit facility covenants is governed by the terms of the credit facility.

Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second generation tenant improvement and leasing costs, and recurring capital expenditures.
Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of Nareit in April 2002, and subsequently amended in December 2018, defines FFO as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Leased Occupancy - Calculated based on the square footage leased under executed leases as of the reporting date, regardless of whether the leases have commenced or the tenants have taken possession of the leased space.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Capital expenditure required to maintain a property at the Company’s operating standards.
Redevelopment costs - Non-recurring capital expenditures incurred to improve properties to the Company’s operating standards.
Rentable Square Footage - The total space designated as rentable under the in-place lease agreements and vacant rentable space available to be leased.
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.

Supplemental Information	4	Second Quarter 2026

DEFINITIONS

Same-Store Properties (Same-Store) - Properties in service and operating during both the current and prior year reporting periods that are located in Manhattan. Same-Store excludes development and redevelopment properties that are not stabilized for both the current and prior year and excludes properties sold. Changes to Same-Store properties in 2026 are as follows:

Added to Same-Store in 2026:	Removed from Same-Store in 2026:
500 Park Avenue	7 Dey Street (sold)
One Madison Avenue

Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership or economic interest in the respective joint ventures and may not accurately depict the legal and/or economic implications of holding a non-controlling interest in the respective joint ventures.
Total square feet owned - The total square footage of properties either wholly owned by the Company or in which the Company has a joint venture interest.

Supplemental Information	5	Second Quarter 2026

SECOND QUARTER 2026 HIGHLIGHTS Unaudited

NEW YORK, July 22, 2026 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported a net loss attributable to common stockholders for the quarter ended June 30, 2026 of $26.5 million, or $0.38 per share, as compared to a net loss of $11.1 million, or $0.16 per share, for the same period in 2025.
The Company reported a net loss attributable to common stockholders for the six months ended June 30, 2026 of $110.9 million and $1.58 per share as compared to net loss of $32.2 million and $0.47 per share for the same period in 2025.
The Company reported FFO for the quarter ended June 30, 2026 of $109.6 million or $1.43 per share. The Company reported FFO of $124.5 million, or $1.63 per share, for the same period in 2025, which included $46.6 million, or $0.61 per share, of income, excluding interest income, related to the repayment of the commercial mortgage investment at 522 Fifth Avenue.
The Company reported FFO for the six months ended June 30, 2026 of $174.2 million and $2.26 per share, net of the write-off of $4.8 million, or $0.06 per share, of unamortized deferred financing costs and inclusive of $2.4 million, or $0.03 per share, of positive non-cash fair value adjustments on mark-to-market derivatives. The Company reported FFO of $231.1 million, or $3.03 per share, for the same period in 2025, which included $71.6 million, or $0.94 per share, of income, excluding interest income, related to the repayment of the commercial mortgage investment at 522 Fifth Avenue and net of $14.5 million, or $0.19 per share, of investment reserves and $4.3 million, or $0.06 per share, of negative non-cash fair value adjustments on mark-to-market derivatives.
All per share amounts are presented on a diluted basis.

Operating and Leasing Activity
Manhattan same-store cash NOI, including the Company's share of same-store cash NOI from unconsolidated joint ventures, increased by 4.3% for the second quarter of 2026 and 3.4% for the first six months of 2026, excluding lease termination income, as compared to the same periods in 2025.
During the second quarter of 2026, the Company signed 53 office leases in its Manhattan office portfolio totaling 445,161 square feet. The average rent on the Manhattan office leases signed in the second quarter of 2026 was $93.17 per rentable square foot, with an average lease term of 5.8 years and average tenant concessions of 4.5 months of free rent with a tenant improvement allowance of $58.77 per rentable square foot. Thirty-two leases comprising 308,680 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $98.42 per rentable square foot, representing a 18.0% increase over the previous fully escalated rents on the same office spaces.

During the six months ended June 30, 2026, the Company signed 104 office leases in its Manhattan office portfolio totaling 1,374,425 square feet. The average rent on the Manhattan office leases signed in 2026 was $101.25 per rentable square foot with an average lease term of 8.5 years and average tenant concessions of 8.8 months of free rent with a tenant improvement allowance of $91.89 per rentable square foot. Sixty-six leases comprising 975,470 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $109.59 per rentable square foot, representing a 16.6% increase over the previous fully escalated rents on the same office spaces.
Occupancy in the Company's Manhattan same-store office portfolio increased to 94.7% as of June 30, 2026, inclusive of leases signed but not yet commenced, as compared to 94.4% at the end of the previous quarter and 93.0% at the end of 2025. The Company expects to increase Manhattan same-store office occupancy, inclusive of leases signed but not yet commenced, to 95.0% by December 31, 2026.

Supplemental Information	6	Second Quarter 2026

SECOND QUARTER 2026 HIGHLIGHTS Unaudited

Significant leasing activity in the second quarter and to date in the third quarter includes:
•In July, a new lease with Legora, Inc. for 98,420 square feet at 11 Madison Avenue;
•New expansion lease with Houlihan Lokey, Inc. for 37,611 square feet at 245 Park Avenue;
•New lease with Ryan Specialty LLC for 29,166 square feet at 1185 Avenue of the Americas;
•New lease with Solil Management, LLC for 27,508 square feet at 1185 Avenue of the Americas;
•New lease with Fidelity National Title Insurance for 19,966 square feet at 711 Third Avenue;
•New lease with Kohlberg & Co., L.L.C for 18,820 square feet at 500 Park Avenue.
Investment Activity
In May, the Company closed on the previously announced sale of the residential and retail components of 7 Dey Street for total consideration of $222.6 million. The Company received net cash proceeds of $23.7 million and retained ownership of the 21,000 square foot office condominium.
In May, the Company closed on the sale of a 49.0% joint venture interest in the development of 346 Madison Avenue to Mori Building Co., Ltd., Japan’s leading urban landscape developer, at a gross valuation of $175.0 million and received net cash proceeds of $94.9 million. The Company will retain a 51.0% interest in the project and will serve as the development and leasing manager. The project will be a collaboration between the Company and Mori Building Co., Ltd., uniting the collective vision, design capabilities and development expertise of both firms.
In May, the Company entered into a contract to sell 10 East 53rd Street for total consideration of $312.2 million. The transaction, which is expected to close in the third quarter of 2026, subject to customary closing conditions, will generate net cash proceeds to the Company of approximately $100.0 million that will be used for corporate debt repayment.
Deployed $94.7 million of the Company's $1.3 billion SLG Opportunistic Debt Fund during the second quarter and $306.4 million to date in 2026, bringing total deployment to $590.5 million, of which $517.5 million has been funded, and $18.9 million of which has since been repaid.
During the second quarter of 2026, the Company repurchased $14.1 million of common stock at an average price of $49.67 per share.
Earnings Guidance
The Company is increasing its 2026 FFO guidance range for the year ending December 31, 2026 from $4.40-$4.70 per share to $5.60-$5.90 per share, an increase of $1.20 per share at the midpoint, reflecting $0.40 per share of higher NOI from the Company's real estate portfolio, incremental fees and other income, and $0.80 per share of additional income that will be recognized from One Vanderbilt Avenue. The Company is also increasing its 2026 net income guidance range from $(0.27)-$0.03 per share to $0.20-$0.50 per share.
Dividends
In the second quarter of 2026, the Company declared:
•A quarterly ordinary dividend on its outstanding common stock of $0.6175 per share, which was paid in cash on July 15, 2026, and is the equivalent of an annualized dividend of $2.47 per share;
•A quarterly dividend on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period April 15, 2026 through and including July 14, 2026, which was paid in cash on July 15, 2026, and is the equivalent of an annualized dividend of $1.625 per share.

Supplemental Information	7	Second Quarter 2026

SECOND QUARTER 2026 HIGHLIGHTS Unaudited

Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, July 23, 2026, at 2:00 p.m. ET to discuss the financial results.
Supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Financial Reports.”
The live conference call will be webcast in listen-only mode and a replay will be available in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.”
Research analysts who wish to participate in the conference call must first register at https://register-conf.media-server.com/register/BIad64200b18bd402aac10eccae2eddc08.

Supplemental Information	8	Second Quarter 2026

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025

Earnings Per Share
Net (loss) income available to common stockholders (EPS) - diluted	$(0.38)	$(1.20)	$(1.49)	$0.34	$(0.16)
Funds from operations (FFO) available to common stockholders - diluted	$1.43	$0.84	$1.13	$1.58	$1.63

Common Share Price & Dividends
Closing price at the end of the period	$51.77	$36.94	$45.87	$59.81	$61.90
Closing high price during period	$52.93	$49.39	$60.52	$65.67	$65.94
Closing low price during period	$36.06	$35.33	$41.53	$52.04	$47.90
Annual dividend per common share	$2.47	$2.47	$3.09	$3.09	$3.09

Common Shares & Units
Common shares outstanding	70,853	71,124	71,159	71,028	71,025
Units outstanding	5,547	5,878	4,878	4,850	4,853
Total common shares and units outstanding	76,400	77,002	76,037	75,878	75,878

Weighted average common shares and units outstanding - basic	75,525	75,667	74,331	74,318	74,455
Weighted average common shares and units outstanding - diluted	76,874	77,250	76,594	76,428	76,278

Market Capitalization
Market value of common equity	$3,955,228	$2,844,454	$3,487,817	$4,538,263	$4,696,848
Liquidation value of preferred equity/units and redeemable equity	434,344	434,318	429,271	424,393	425,141
Consolidated debt	4,549,130	4,774,283	4,044,499	4,028,382	3,753,402
Consolidated market capitalization	$8,938,702	$8,053,055	$7,961,587	$8,991,038	$8,875,391
SLG share of unconsolidated JV debt	5,987,615	5,997,411	5,897,198	5,805,174	6,043,432
Market capitalization including SLG share of unconsolidated JVs	$14,926,317	$14,050,466	$13,858,785	$14,796,212	$14,918,823

Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.70x	1.71x	1.81x	1.86x	1.85x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.55x	1.56x	1.65x	1.69x	1.67x

Supplemental Information	9	Second Quarter 2026

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025

Selected Balance Sheet Data
Real estate assets before depreciation	$7,331,106	$7,612,191	$7,159,632	$7,135,236	$6,731,336
Debt and preferred equity investments	113,085	118,083	168,358	171,412	315,684
Investments in unconsolidated joint ventures	2,849,912	2,723,563	2,819,778	2,818,685	2,873,920
Debt fund investments	379,004	293,243	152,958	73,402	41,356
Cash and cash equivalents	180,788	143,867	155,747	187,039	182,912
Investment in marketable securities	21,273	25,330	23,666	16,099	17,151

Total assets	11,809,001	11,981,740	11,277,630	11,335,379	11,424,867

Consolidated fixed rate & hedged debt	3,619,708	4,108,672	3,678,450	3,603,866	3,367,249
Consolidated variable rate debt	929,422	665,611	366,049	424,516	386,153
Total consolidated debt	4,549,130	4,774,283	4,044,499	4,028,382	3,753,402
Deferred financing costs, net of amortization	(32,386)	(35,673)	(13,063)	(13,632)	(13,788)
Total consolidated debt, net	4,516,744	4,738,610	4,031,436	4,014,750	3,739,614

Total liabilities	7,390,991	7,620,208	6,924,540	6,933,882	7,062,472

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	8,876,061	9,372,652	9,092,996	8,930,609	8,836,884
Variable rate debt, including SLG share of unconsolidated JV debt (1)	1,188,643	920,611	370,270	424,516	386,153
ASP debt, including SLG share of unconsolidated ASP JV debt	472,041	478,431	478,431	478,431	573,797
Total debt, including SLG share of unconsolidated JV debt	$10,536,745	$10,771,694	$9,941,697	$9,833,556	$9,796,834

(1) Does not reflect floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	10	Second Quarter 2026

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Selected Operating Data
Property operating revenues	$191,882	$186,876	$183,313	$168,536	$165,237
Property operating expenses	(109,583)	(110,313)	(109,794)	(101,406)	(94,960)
Property NOI	$82,299	$76,563	$73,519	$67,130	$70,277
SLG share of unconsolidated JV Property NOI	126,175	119,941	119,852	124,381	119,115
Property NOI, including SLG share of unconsolidated JV Property NOI	$208,474	$196,504	$193,371	$191,511	$189,392
SUMMIT Operator revenue	31,509	24,142	35,920	32,883	31,007
Investment income, including SLG share of unconsolidated JVs	3,438	2,770	2,994	8,319	11,398
Income (loss) from debt fund investments, net	5,990	2,478	(3,222)	1,176	600
Interest income from real estate loans held by consolidated securitization vehicles, net	—	—	—	—	32
Fee & other income, including SLG share of unconsolidated JVs	28,341	30,449	46,301	33,471	22,977
(Loss) gain on early extinguishment of debt, including SLG share of unconsolidated JVs	—	(4,796)	—	57,187	—
SUMMIT Operator expenses	(25,520)	(24,942)	(33,794)	(35,959)	(24,847)
Loan loss and other investment reserves, net of recoveries	—	—	—	—	46,287
Transaction costs, including SLG share of unconsolidated JVs	(17)	(284)	(341)	(13,129)	(177)
Marketing general & administrative expenses	(22,781)	(22,786)	(22,306)	(23,701)	(21,579)
Income taxes, including SLG share of unconsolidated JVs	1,693	(1,045)	2,305	137	1,296
EBITDAre	$231,127	$202,490	$221,228	$251,895	$256,386

Manhattan Properties
Property operating revenues	$187,399	$182,083	$178,189	$164,342	$160,095
Property operating expenses	96,896	97,548	98,034	88,987	82,287
Property NOI	$90,503	$84,535	$80,155	$75,355	$77,808

Other income - consolidated	$2,429	$964	$2,610	$1,665	$2,013

SLG share of property NOI from unconsolidated JVs	$126,298	$120,056	$127,442	$124,737	$118,869

Office Portfolio Statistics (Manhattan Operating Properties)
Consolidated office buildings in service	17	17	16	16	16
Unconsolidated office buildings in service	10	10	10	10	10
	27	27	26	26	26

Consolidated office buildings in service - square footage	10,102,852	10,102,852	9,480,852	9,788,852	9,788,852
Unconsolidated office buildings in service - square footage	13,868,633	13,868,633	13,868,633	13,560,633	13,560,633
	23,971,485	23,971,485	23,349,485	23,349,485	23,349,485

Supplemental Information	11	Second Quarter 2026

OFFICE LEASING STATISTICS Manhattan Operating Properties

	As of or for the three months ended
	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025

Signed Leasing

Same-Store office occupancy inclusive of leases signed not yet commenced	94.7%	94.4%	93.0%	91.9%	90.4%

New leases signed	40	44	44	34	29
Renewal leases signed	13	7	12	18	17
Total office leases signed	53	51	56	52	46

Signed office square footage filling vacancy	136,481	262,474	303,978	338,686	232,475
Signed office square footage on previously occupied space (M-T-M leasing) (1)	308,680	666,790	462,805	319,256	309,246
Total office square footage signed	445,161	929,264	766,783	657,942	541,721

Average starting cash rent psf - office leases signed	$98.42	$114.75	$91.74	$90.65	$95.93
Previous escalated cash rent psf - office leases signed (2)	$83.42	$98.85	$86.22	$93.13	$93.65
Increase (decrease) in new cash rent over previously escalated cash rent (1) (2)	18.0%	16.1%	6.4%	(2.7)%	2.4%
Average lease term	5.8	9.8	8.5	8.9	7.8
Tenant concession packages psf	$58.77	$107.76	$97.54	$99.09	$78.81
Free rent months	4.5	10.9	8.8	9.1	6.3

Commenced Leasing

Same-Store office occupancy based on commenced leases	92.2%	91.1%	90.0%	90.2%	88.2%

New leases commenced	49	43	29	33	34
Renewal leases commenced	13	7	12	18	16
Total office leases commenced	62	50	41	51	50

Commenced office square footage filling vacancy	361,975	277,335	146,707	390,460	372,611
Commenced office square footage on previously occupied space (M-T-M leasing) (1)	339,798	262,692	244,368	384,800	334,144
Total office square footage commenced	701,773	540,027	391,075	775,260	706,755

Average starting cash rent psf - office leases commenced	$99.04	$104.74	$84.32	$95.42	$79.27
Previous escalated cash rent psf - office leases commenced (2)	$93.76	$99.44	$83.28	$90.77	$88.68
Increase (decrease) in new cash rent over previously escalated cash rent (1) (2)	5.6%	5.3%	1.3%	5.1%	(10.6)%
Average lease term	7.6	10.2	5.7	10.5	10.1
Tenant concession packages psf	$86.99	$112.51	$49.69	$108.39	$111.53
Free rent months	6.7	11.0	4.2	9.1	11.4

(1) Calculated on space that was occupied within the previous 12 months.
(2) Previously escalated cash rent includes base rent plus all additional amounts paid by the previous tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	12	Second Quarter 2026

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,579,973	$1,848,531	$1,699,215	$1,627,895	$1,448,504
Building and improvements	4,272,142	4,298,249	4,012,305	4,082,434	3,867,078
Building leasehold and improvements	1,478,991	1,465,411	1,448,112	1,424,907	1,415,754
	7,331,106	7,612,191	7,159,632	7,135,236	6,731,336
Less: accumulated depreciation	(2,359,905)	(2,321,290)	(2,306,377)	(2,266,042)	(2,220,242)
Net real estate	4,971,201	5,290,901	4,853,255	4,869,194	4,511,094

Other real estate investments:
Debt and preferred equity investments, net	113,085	118,083	168,358	171,412	315,684
Investment in unconsolidated joint ventures	2,849,912	2,723,563	2,819,778	2,818,685	2,873,920
Debt fund investments	379,004	293,243	152,958	73,402	41,356

Assets held for sale, net	214,586	211,222	—	—	—
Cash and cash equivalents	180,788	143,867	155,747	187,039	182,912
Restricted cash	200,961	194,772	180,748	170,004	159,905
Investment in marketable securities	21,273	25,330	23,666	16,099	17,151
Tenant and other receivables	60,180	56,724	45,524	136,787	44,444
Related party receivables	13,867	25,161	16,293	15,287	12,030
Deferred rents receivable	262,008	262,730	266,678	268,770	267,046
Deferred costs, net	126,621	129,428	129,019	117,054	117,964
Right-of-use assets - operating leases	902,113	909,377	864,430	869,929	875,379
Real estate loans held by consolidated securitization vehicles	1,031,212	1,027,164	1,023,877	1,013,273	1,431,362
Other assets	482,190	570,175	577,299	608,444	574,620

Total Assets	$11,809,001	$11,981,740	$11,277,630	$11,335,379	$11,424,867

Supplemental Information	13	Second Quarter 2026

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Liabilities
Mortgages and other loans payable	$2,244,805	$2,509,135	$2,154,499	$2,288,382	$2,043,402
Unsecured term loans	1,150,000	1,150,000	1,150,000	1,150,000	1,150,000
Unsecured notes	—	—	—	100,000	100,000
Revolving credit facility	850,000	825,000	640,000	390,000	360,000
Deferred financing costs	(32,386)	(35,673)	(13,063)	(13,632)	(13,788)
Total debt, net of deferred financing costs	4,212,419	4,448,462	3,931,436	3,914,750	3,639,614
Accrued interest payable	17,637	19,791	15,221	17,803	16,066
Accounts payable and accrued expenses	129,346	118,912	134,621	140,232	130,656
Deferred revenue	154,999	168,980	147,419	164,132	158,111
Lease liability - financing leases	108,847	108,515	108,183	107,846	107,513
Lease liability - operating leases	844,823	851,142	805,192	809,665	814,088
Dividends and distributions payable	49,009	49,380	2,536	21,942	22,150
Security deposits	70,515	73,638	68,276	65,356	60,825
Liabilities related to assets held for sale	218,333	189,842	—	—	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Senior obligations of consolidated securitization vehicles	1,031,212	1,027,164	1,023,877	1,013,273	1,431,362
Other liabilities	453,851	464,382	587,779	578,883	582,087
Total Liabilities	7,390,991	7,620,208	6,924,540	6,933,882	7,062,472

Noncontrolling interests in Operating Partnership
(5,547 units outstanding at 6/30/2026)	297,076	259,415	241,371	280,873	287,151
Preferred units and redeemable equity	204,344	204,319	199,271	194,392	195,141

Equity
SL Green stockholders' equity:
Series I Preferred Stock	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 70,853
issued and outstanding at 6/30/2026	705	711	711	710	710
Additional paid–in capital	4,206,490	4,213,856	4,212,590	4,205,443	4,198,303
Accumulated other comprehensive earnings (loss)	5,353	(7,287)	(22,198)	(19,784)	(16,324)
Retained deficit	(1,016,905)	(892,890)	(741,880)	(634,653)	(613,117)
Total SL Green Realty Corp. stockholders' equity	3,417,575	3,536,322	3,671,155	3,773,648	3,791,504

Noncontrolling interests in other partnerships	499,015	361,476	241,293	152,584	88,599

Total Equity	3,916,590	3,897,798	3,912,448	3,926,232	3,880,103

Total Liabilities and Equity	$11,809,001	$11,981,740	$11,277,630	$11,335,379	$11,424,867

Supplemental Information	14	Second Quarter 2026

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2026	2026	2025	2026	2025
Revenues
Rental revenue, net	$171,846	$165,995	$147,535	$337,841	$292,053
Escalation and reimbursement revenues	20,036	20,881	17,702	40,917	36,203
SUMMIT Operator revenue	31,509	24,142	31,007	55,651	53,541
Investment income	2,657	2,346	6,339	5,003	22,453
Interest income from real estate loans held by consolidated securitization vehicles	14,743	14,649	21,049	29,392	37,030
Fee income	19,435	20,006	12,216	39,441	24,491
Other income	3,775	5,061	6,068	8,836	15,991
Total Revenues	264,001	253,080	241,916	517,081	481,762

Expenses
Operating expenses (1)	60,250	61,457	51,105	121,707	107,167
Real estate taxes	42,435	41,912	37,750	84,347	74,967
Operating lease rent	6,898	6,944	6,105	13,842	12,211
SUMMIT Operator expenses	25,520	24,942	24,847	50,462	46,611
Loan loss and other investment reserves, net of recoveries	—	—	(46,287)	—	(71,326)
Transaction related costs	17	284	177	301	472
Marketing, general and administrative	22,781	22,786	21,579	45,567	43,303
Total Operating Expenses	157,901	158,325	95,276	316,226	213,405

Equity in net income (loss) from unconsolidated joint ventures (2)	14,948	(20,780)	(22,775)	(5,832)	(19,825)
Income from debt fund investments, net (3)	5,990	2,478	600	8,468	600

Operating Income	127,038	76,453	124,465	203,491	249,132

Interest expense, net of interest income	54,011	50,909	45,318	104,920	90,999
Amortization of deferred financing costs	2,156	2,802	1,742	4,958	3,429
SUMMIT Operator tax expense	1,223	585	1,547	1,808	1,502
Interest expense on senior obligations of consolidated securitization vehicles	14,743	14,649	21,017	29,392	34,989
Depreciation and amortization	67,279	69,751	60,160	137,030	124,658
(Loss) Income from Continuing Operations (4)	(12,374)	(62,243)	(5,319)	(74,617)	(6,445)

Equity in net (loss) gain on sale of interest in unconsolidated joint venture/real estate	—	(814)	(1,946)	(814)	(1,946)
Purchase price and other fair value adjustments	5,662	4,183	(9,617)	9,845	(19,228)
(Loss) gain on sale of real estate, net	(4,179)	16,636	(167)	12,457	(649)
Depreciable real estate reserves	—	(35,160)	—	(35,160)	(8,546)
Depreciable real estate reserves in unconsolidated joint venture	—	—	—	—	(1,780)
Net Loss	(10,891)	(77,398)	(6,817)	(88,289)	(28,362)

Net (income) loss attributable to noncontrolling interests	(9,617)	(1,056)	1,615	(10,673)	7,977
Preferred units distributions	(2,258)	(2,199)	(2,153)	(4,457)	(4,307)
Net Loss attributable to SL Green	(22,766)	(80,653)	(7,355)	(103,419)	(24,692)

Perpetual preferred stock dividends	(3,737)	(3,738)	(3,737)	(7,475)	(7,475)
Net Loss attributable to SL Green common stockholders	$(26,503)	$(84,391)	$(11,092)	$(110,894)	$(32,167)

Basic loss per share	$(0.38)	$(1.20)	$(0.16)	$(1.58)	$(0.47)
Diluted loss per share	$(0.38)	$(1.20)	$(0.16)	$(1.58)	$(0.47)

(1) Includes property operating expenses and expenses of SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.
(2) Excludes Depreciable real estate reserves in unconsolidated joint ventures.
(3) Includes interest income and realized/unrealized gains/losses from debt fund investments, net of expenses. Excludes fees recognized by us as the debt fund's manager, which are included in Fee income.
(4) Before equity in net (loss) gain, purchase price and other fair value adjustments, (loss) gain on sale and depreciable real estate reserves, and gain on sale of marketable securities shown below.

Supplemental Information	15	Second Quarter 2026

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2026	2026	2025	2026	2025
Funds from Operations
Net Loss attributable to SL Green common stockholders	$(26,503)	$(84,391)	$(11,092)	$(110,894)	$(32,167)

Depreciation and amortization	67,279	69,751	60,160	137,030	124,658
Joint ventures depreciation and noncontrolling interests adjustments	61,761	62,596	68,003	124,357	121,364
Net income (loss) attributable to noncontrolling interests	9,617	1,056	(1,615)	10,673	(7,977)
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	—	814	1,946	814	1,946
Purchase price and other fair value adjustments	(5,252)	(2,224)	8,399	(7,476)	14,943
Loss (gain) on sale of real estate, net	4,179	(16,636)	167	(12,457)	649
Depreciable real estate reserves	—	35,160	—	35,160	8,546
Depreciable real estate reserves in unconsolidated joint venture	—	—	—	—	1,780
Depreciation on non-rental real estate assets	(1,502)	(1,503)	(1,421)	(3,005)	(2,684)
Funds From Operations	$109,579	$64,623	$124,547	$174,202	$231,058

Funds From Operations - Basic per Share	$1.45	$0.85	$1.67	$2.30	$3.10

Funds From Operations - Diluted per Share	$1.43	$0.84	$1.63	$2.26	$3.03

Funds Available for Distribution
FFO	$109,579	$64,623	$124,547	$174,202	$231,058

Non real estate depreciation and amortization	1,502	1,503	1,421	3,005	2,684
Amortization of deferred financing costs	2,156	2,802	1,742	4,958	3,429
Non-cash deferred compensation	9,754	10,213	10,518	19,967	21,055
FAD adjustment for joint ventures	(34,157)	(29,468)	(25,310)	(63,625)	(51,183)
Straight-line rental income and other non-cash adjustments	(30,894)	(3,143)	(402)	(34,037)	2,805
Non-cash fair value adjustments on mark-to-market derivatives	(409)	(1,960)	1,218	(2,369)	4,286
Second cycle tenant improvements	(20,440)	(18,526)	(33,736)	(38,966)	(51,594)
Second cycle leasing commissions	(3,839)	(9,578)	(8,551)	(13,417)	(12,797)
Recurring capital expenditures	(10,436)	(5,618)	(7,914)	(16,054)	(12,681)
Reported Funds Available for Distribution	$22,816	$10,848	$63,533	$33,664	$137,062

First cycle tenant improvements	$1,575	$2,160	$758	$3,735	$822
First cycle leasing commissions	$600	$17	$806	$617	$934
Development costs	$147	$325	$8,830	$472	$19,468
Redevelopment costs	$15,697	$9,083	$5,123	$24,780	$7,833
Capitalized interest	$8,210	$8,669	$6,636	$16,879	$13,106

Supplemental Information	16	Second Quarter 2026

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

						Accumulated
	Series I					Other
	Preferred	Common	Additional	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Deficit	Interests	Income	Total

Balance at December 31, 2025	$221,932	$711	$4,212,590	$(741,880)	$241,293	$(22,198)	$3,912,448

Net loss				(103,419)	19,506		(83,913)
Other comprehensive income						27,551	27,551
Perpetual preferred stock dividends				(7,475)			(7,475)
DRSPP proceeds		—	145				145
Measurement adjustment for redeemable noncontrolling interest				(76,863)			(76,863)
Deferred compensation plan and stock awards, net of forfeitures and tax withholdings		(2)	7,819		933		8,750
Repurchases of common stock		(4)	(14,064)				(14,068)
Contributions to consolidated joint venture interests					3,087		3,087
Contributions to debt fund investments					209,092		209,092
Consolidation of partially owned entity					38,421		38,421
Cash distributions to noncontrolling interests					(8,533)		(8,533)
Distributions from debt fund investments					(4,784)		(4,784)
Cash distributions ($1.24 per common share, none of which represented a return of capital for federal income tax purposes)				(87,268)			(87,268)

Balance at June 30, 2026	$221,932	$705	$4,206,490	$(1,016,905)	$499,015	$5,353	$3,916,590

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

		Common Stock	OP Units	Stock-Based Compensation	Contingently Issuable Shares	Diluted Shares

Share and Unit Count at December 31, 2025		71,158,530	4,877,891			76,036,421

YTD activity		(305,974)	669,113	—	—	363,139
Share and Unit Count at June 30, 2026		70,852,556	5,547,004	—	—	76,399,560

Weighted Average Share and Unit Count at June 30, 2026 - Basic		70,678,183	4,917,744	—	—	75,595,927

Dilution		—	—	757,079	751,888	1,508,967
Weighted Average Share and Unit Count at June 30, 2026 - Diluted		70,678,183	4,917,744	757,079	751,888	77,104,894

Supplemental Information	17	Second Quarter 2026

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	As of
	June 30, 2026		March 31, 2026		December 31, 2025

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$4,470,880	$2,146,539	$4,302,573	$2,057,636	$4,302,573	$2,057,636
Building and improvements	13,704,421	6,452,778	13,597,440	6,408,880	13,507,121	6,373,604
Building leasehold and improvements	289,849	195,807	286,233	192,372	283,579	189,850
	18,465,150	8,795,124	18,186,246	8,658,888	18,093,273	8,621,090
Less: accumulated depreciation	(2,860,667)	(1,454,608)	(2,757,938)	(1,404,182)	(2,659,031)	(1,355,798)
Net real estate	15,604,483	7,340,516	15,428,308	7,254,706	15,434,242	7,265,292

Other real estate investments:
Debt and preferred equity investments, net	268,187	13,411	256,444	12,824	247,964	12,400

Cash and cash equivalents	274,541	115,710	274,721	111,394	295,847	124,021
Restricted cash	489,957	217,399	502,645	223,541	351,566	182,893
Tenant and other receivables	86,909	56,093	78,298	48,917	58,588	36,256
Deferred rents receivable	754,149	374,081	734,859	365,624	712,535	356,519
Deferred costs, net	416,313	199,918	415,094	200,549	402,783	193,650
Right-of-use assets - financing leases	737,145	515,589	739,301	516,884	741,693	518,403
Right-of-use assets - operating leases	79,202	41,540	80,803	42,490	82,395	43,436
Other assets	1,152,997	535,789	1,221,296	568,209	1,282,576	594,434

Total Assets	$19,863,883	$9,410,046	$19,731,769	$9,345,138	$19,610,189	$9,327,304

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $104,433 at 6/30/2026, of which $50,118 is SLG share	$12,789,062	$5,937,497	$12,810,512	$5,944,078	$12,378,150	$5,846,722
Accrued interest payable	93,773	33,772	77,149	29,667	62,978	24,356
Accounts payable and accrued expenses	263,231	153,418	273,811	156,662	283,909	157,467
Deferred revenue	781,877	351,507	841,807	380,817	852,035	383,414
Lease liability - financing leases	812,387	553,682	812,663	554,571	812,881	555,399
Lease liability - operating leases	94,176	48,126	95,145	48,681	96,107	49,233
Security deposits	49,721	21,489	47,017	20,127	48,190	20,383
Other liabilities	51,850	27,073	73,390	37,069	89,722	45,366
Equity	4,927,806	2,283,482	4,700,275	2,173,466	4,986,217	2,244,964

Total Liabilities and Equity	$19,863,883	$9,410,046	$19,731,769	$9,345,138	$19,610,189	$9,327,304

Supplemental Information	18	Second Quarter 2026

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended
	June 30, 2026		March 31, 2026		June 30, 2025

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$330,612	$168,318	$321,758	$163,062	$308,376	$158,320
Escalation and reimbursement revenues	65,174	34,301	68,539	35,857	58,677	31,960
Investment income	15,626	781	8,480	424	5,563	5,059
Other income	10,676	5,131	11,601	5,382	9,560	4,693
Total Revenues	422,088	208,531	410,378	204,725	382,176	200,032

Loss on early extinguishment of debt(1)	—	—	(9,497)	(4,796)	—	—

Expenses
Operating expenses	72,588	36,607	75,836	38,356	63,197	32,693
Real estate taxes	75,349	38,181	76,755	38,966	71,658	36,816
Operating lease rent	2,995	1,656	2,995	1,656	5,942	1,656
Total Operating Expenses	150,932	76,444	155,586	78,978	156,777	85,696

Operating Income	271,156	132,087	245,295	120,951	225,399	114,336

Interest expense, net of interest income	143,013	71,826	139,898	70,132	130,336	64,290
Amortization of deferred financing costs	7,518	3,962	8,491	4,456	5,878	3,107
Depreciation and amortization	138,185	70,555	132,612	67,639	125,535	65,153
Basis difference and other adjustments	—	(29,204)	—	(496)	—	4,561
Net (Loss) Income	(17,560)	14,948	(35,706)	(20,780)	(36,350)	(22,775)

Basis difference and other adjustments	—	4,625	—	1,918	—	4,561
Real estate depreciation	138,184	70,555	132,611	67,638	125,534	65,153
FFO Contribution	$120,624	$90,128	$96,905	$48,776	$89,184	$46,939

FAD Adjustments:
Non real estate depreciation and amortization	$1	$—	$1	$1	$1	$—
Amortization of deferred financing costs	7,518	3,962	8,491	4,456	5,878	3,107
Straight-line rental income and other non-cash adjustments	(41,866)	(17,214)	(39,514)	(17,310)	(48,487)	(24,333)
Second cycle tenant improvements	(34,074)	(17,101)	(19,364)	(9,741)	(6,058)	(3,164)
Second cycle leasing commissions	(5,066)	(2,567)	(9,883)	(5,601)	(159)	(399)
Recurring capital expenditures	(2,339)	(1,237)	(2,199)	(1,273)	(247)	(521)
Total FAD Adjustments	$(75,826)	$(34,157)	$(62,468)	$(29,468)	$(49,072)	$(25,310)

First cycle tenant improvements	$10,265	$5,083	$12,708	$6,126	$6,751	$3,310
First cycle leasing commissions	$1,300	$412	$11,939	$5,981	$713	$224
Development costs	$27,917	$7,119	$18,318	$4,671	$23,235	$6,941
Redevelopment costs	$15,117	$7,464	$10,820	$5,315	$20,263	$9,787
Capitalized interest	$12,266	$5,574	$15,978	$7,279	$22,623	$9,830

(1) Includes the write-off of unamortized deferred financing costs.

Supplemental Information	19	Second Quarter 2026

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Six Months Ended
	June 30, 2026		June 30, 2025

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$652,370	$331,380	$609,499	$311,525
Escalation and reimbursement revenues	133,713	70,158	121,615	65,819
Investment income	24,106	1,205	10,972	9,977
Other income	22,277	10,513	12,016	6,013
Total Revenues	832,466	413,256	754,102	393,334

Loss on early extinguishment of debt(1)	(9,497)	(4,796)	—	—

Expenses
Operating expenses	148,424	74,963	131,212	67,507
Real estate taxes	152,104	77,147	143,162	73,534
Operating lease rent	5,990	3,312	12,523	3,312
Loan loss and other investment reserves, net of recoveries	—	—	15,980	14,531
Transaction related costs	—	—	—	—
Total Operating Expenses	306,518	155,422	302,877	158,884

Operating Income	516,451	253,038	451,225	234,450

Interest expense, net of interest income	282,911	141,958	259,232	127,255
Amortization of deferred financing costs	16,009	8,418	11,897	6,298
Depreciation and amortization	270,797	138,194	246,840	128,228
Basis difference and other adjustments	—	(29,700)	—	(7,506)
Net Loss	(53,266)	(5,832)	(66,744)	(19,825)

Basis difference and other adjustments	—	6,543	—	(7,506)
Real estate depreciation	270,795	138,193	246,838	128,227
FFO Contribution	$217,529	$138,904	$180,094	$100,896

FAD Adjustments:
Non real estate depreciation and amortization	$2	$1	$2	$1
Amortization of deferred financing costs	16,009	8,418	11,897	6,298
Straight-line rental income and other non-cash adjustments	(81,380)	(34,524)	(94,239)	(47,259)
Second cycle tenant improvements	(53,438)	(26,842)	(12,406)	(6,390)
Second cycle leasing commissions	(14,949)	(8,168)	(5,225)	(3,005)
Recurring capital expenditures	(4,538)	(2,510)	(656)	(828)
Total FAD Adjustments	$(138,294)	$(63,625)	$(100,627)	$(51,183)

First cycle tenant improvements	$22,973	$11,209	$10,449	$5,092
First cycle leasing commissions	$13,239	$6,393	$1,524	$443
Development costs	$46,235	$11,790	$34,240	$10,199
Redevelopment costs	$25,937	$12,779	$34,882	$16,889
Capitalized interest	$28,244	$12,853	$42,187	$19,260

(1) Includes the write-off of unamortized deferred financing costs.

Supplemental Information	20	Second Quarter 2026

NET OPERATING INCOME(1) Unaudited (Dollars in Thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2026	2026	2025	2026	2025

Net Operating Income (1)	$91,270	$91,863	$79,637	$183,133	$151,649
SLG share of NOI from unconsolidated JVs	126,150	120,096	118,743	246,245	233,339
NOI, including SLG share of unconsolidated JVs	217,420	211,959	198,380	429,378	384,988
Partners' share of NOI - consolidated JVs	9	(12)	2	(3)	(1,561)
NOI - SLG share	$217,429	$211,947	$198,382	$429,375	$383,427

NOI, including SLG share of unconsolidated JVs	$217,420	$211,959	$198,380	$429,378	$384,988
Free rent (net of amortization)	(8,617)	(5,772)	(7,530)	(14,387)	(13,158)
Straight-line revenue adjustment	(6,710)	(9,639)	(11,482)	(16,349)	(19,795)
Amortization of acquired above and below-market leases, net	(7,133)	(6,561)	(5,676)	(13,694)	(11,111)
Operating lease straight-line adjustment	558	605	542	1,162	1,070
Straight-line tenant credit loss	(574)	(188)	(56)	(763)	(494)
Cash NOI, including SLG share of unconsolidated JVs	194,944	190,404	174,178	385,347	341,500
Partners' share of cash NOI - consolidated JVs	9	(27)	2	(18)	(1,217)
Cash NOI - SLG share	$194,953	$190,377	$174,180	$385,329	$340,283

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended		Six Months Ended
	June 30, 2026		June 30, 2026
	NOI	Cash NOI	NOI	Cash NOI

Manhattan Office	$193,573	$172,270	$374,342	$331,802
Development / Redevelopment	122	353	(50)	763
High Street Retail	4,979	4,385	10,341	9,417
Suburban	979	724	2,149	1,941
Residential	4,255	3,978	8,629	8,075
Total Operating and Development/Redevelopment	203,908	181,710	395,411	351,998
Alternative Strategy Portfolio	11,174	10,705	22,600	21,606
Property Dispositions (2)	2,373	2,337	5,192	5,099
Other (3)	(26)	201	6,172	6,626
Total	$217,429	$194,953	$429,375	$385,329

(1) Portfolio composition consistent with the Selected Property Data tables.
(2) Includes properties sold or otherwise disposed of during the respective period.
(3) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.

Supplemental Information	21	Second Quarter 2026

SAME STORE NET OPERATING INCOME Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Six Months Ended
	June 30,	June 30,		March 31,	June 30,	June 30,
	2026	2025	%	2026	2026	2025	%
Revenues
Rental revenue, net	$138,179	$135,711		$134,332	$272,510	$270,327
Escalation & reimbursement revenues	17,342	16,352		18,266	35,609	33,569
Other income	1,492	939		(38)	1,454	5,597
Total Revenues	$157,013	$153,002		$152,560	$309,573	$309,493

Expenses
Operating expenses	$41,945	$37,350		$43,145	$85,090	$80,260
Real estate taxes	35,432	35,118		35,132	70,565	70,012
Operating lease rent	6,059	6,106		6,106	12,165	12,211
Total Operating Expenses	$83,436	$78,574		$84,383	$167,820	$162,483

Operating Income	$73,577	$74,428		$68,177	$141,753	$147,010

Interest expense & amortization of financing costs	$22,982	$21,857		$23,295	$46,278	$43,164
Depreciation & amortization	51,325	49,548		49,502	100,826	101,407

(Loss) income before noncontrolling interest	$(730)	$3,023		$(4,620)	$(5,351)	$2,439
Real estate depreciation & amortization	51,325	49,548		49,502	100,826	101,407
FFO Contribution	$50,595	$52,571		$44,882	$95,475	$103,846

Non–building revenue	(340)	(686)		(302)	(642)	(939)

Interest expense & amortization of financing costs	22,982	21,857		23,295	46,278	43,164
Non-real estate depreciation	—	—		—	—	—
NOI	$73,237	$73,742	(0.7)%	$67,875	$141,111	$146,071	(3.4)%

Non-cash adjustments	$(2,930)	341		(2,089)	(5,021)	2,750
Cash NOI	$70,307	$74,083	(5.1)%	$65,786	$136,090	$148,821	(8.6)%

Lease termination income	(1,097)	(242)		356	(741)	(4,635)
Cash NOI excluding lease termination income	$69,210	$73,841	(6.3)%	$66,142	$135,349	$144,186	(6.1)%

Operating Margins
NOI to real estate revenue, net	46.7%	48.4%		44.6%	45.7%	47.3%
Cash NOI to real estate revenue, net	44.9%	48.6%		43.2%	44.1%	48.2%

NOI before operating lease rent/real estate revenue, net	50.6%	52.4%		48.6%	49.6%	51.3%
Cash NOI before operating lease rent/real estate revenue, net	48.6%	52.5%		47.1%	47.9%	52.1%

Supplemental Information	22	Second Quarter 2026

SAME STORE NET OPERATING INCOME Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended			Three Months Ended	Six Months Ended
	June 30,	June 30,		March 31,	June 30,	June 30,
	2026	2025	%	2026	2026	2025	%
Revenues
Rental revenue, net	$143,600	$133,920		$137,905	$281,505	$263,558
Escalation & reimbursement revenues	32,329	29,369		34,155	66,484	60,171
Other income	2,431	2,542		5,042	7,473	2,801
Total Revenues	$178,360	$165,831		$177,102	$355,462	$326,530

Expenses
Operating expenses	$33,818	$30,420		$35,818	$69,636	$63,333
Real estate taxes	35,555	34,897		36,264	71,818	69,798
Operating lease rent	108	108		108	217	217
Total Operating Expenses	$69,481	$65,425		$72,190	$141,671	$133,348

Operating Income	$108,879	$100,406		$104,912	$213,791	$193,182

Interest expense & amortization of financing costs	$67,410	$62,709		$66,505	$133,915	$124,956
Depreciation & amortization	62,184	57,689		59,141	121,325	114,197

Loss before noncontrolling interest	$(20,715)	$(19,992)		$(20,734)	$(41,449)	$(45,971)
Real estate depreciation & amortization	62,183	57,688		59,140	121,324	114,196
FFO Contribution	$41,468	$37,696		$38,406	$79,875	$68,225

Non–building revenue	(695)	(306)		(413)	(1,108)	(560)

Interest expense & amortization of financing costs	67,410	62,709		66,505	133,915	124,956
Non-real estate depreciation	1	1		1	1	1
NOI	$108,184	$100,100	8.1%	$104,499	$212,683	$192,622	10.4%

Non-cash adjustments	$(16,640)	$(19,290)		$(15,980)	$(32,622)	$(35,623)
Cash NOI	$91,544	$80,810	13.3%	$88,519	$180,061	$156,999	14.7%

Lease termination income	(1,706)	(2,232)		(4,626)	(6,332)	(2,232)
Cash NOI excluding lease termination income	$89,838	$78,578	14.3%	$83,893	$173,729	$154,767	12.3%

Operating Margins
NOI to real estate revenue, net	60.9%	60.5%		59.1%	60.0%	59.1%
Cash NOI to real estate revenue, net	51.5%	48.8%		50.1%	50.8%	48.2%

NOI before operating lease rent/real estate revenue, net	61.0%	60.5%		59.2%	60.1%	59.2%
Cash NOI before operating lease rent/real estate revenue, net	51.6%	48.9%		50.2%	50.9%	48.2%

Supplemental Information	23	Second Quarter 2026

SAME STORE NET OPERATING INCOME Consolidated and Share of Unconsolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Six Months Ended
	June 30,	June 30,		March 31,	June 30,	June 30,
	2026	2025	%	2026	2026	2025	%
Revenues
Rental revenue, net	$138,179	$135,711		$134,332	$272,510	$270,327
Escalation & reimbursement revenues	17,342	16,352		18,266	35,609	33,569
Other income	1,492	939		(38)	1,454	5,597
Total Revenues	$157,013	$153,002		$152,560	$309,573	$309,493

Equity in net income (loss) from unconsolidated joint ventures (1)	$(20,715)	$(19,992)		$(20,734)	$(41,449)	$(45,971)
Expenses
Operating expenses	$41,945	$37,350		$43,145	$85,090	$80,260
Real estate taxes	35,432	35,118		35,132	70,565	70,012
Operating lease rent	6,059	6,106		6,106	12,165	12,211
Total Operating Expenses	$83,436	$78,574		$84,383	$167,820	$162,483

Operating Income	$52,862	$54,436		$47,443	$100,304	$101,039

Interest expense & amortization of financing costs	$22,982	$21,857		$23,295	$46,278	$43,164
Depreciation & amortization	51,325	49,548		49,502	100,826	101,407

Loss before noncontrolling interest	$(21,445)	$(16,969)		$(25,354)	$(46,800)	$(43,532)
Real estate depreciation & amortization	51,325	49,548		49,502	100,826	101,407
Joint Ventures Real estate depreciation & amortization (1)	62,183	57,688		59,140	121,324	114,196
FFO Contribution	$92,063	$90,267		$83,288	$175,350	$172,071

Non–building revenue	(340)	(686)		(302)	(642)	(939)
Joint Ventures Non–building revenue (1)	(695)	(306)		(413)	(1,108)	(560)

Interest expense & amortization of financing costs	22,982	21,857		23,295	46,278	43,164
Joint Ventures interest expense & amortization of financing costs (1)	67,410	62,709		66,505	133,915	124,956
Non-real estate depreciation	—	—		—	—	—
Joint Ventures Non-real estate depreciation (1)	1	1		1	1	1
NOI	$181,421	$173,842	4.4%	$172,374	$353,794	$338,693	4.5%

Non-cash adjustments	$(2,930)	$341		$(2,089)	$(5,021)	$2,750
Joint Ventures non-cash adjustments (1)	(16,640)	(19,290)		(15,980)	(32,622)	(35,623)
Cash NOI	$161,851	$154,893	4.5%	$154,305	$316,151	$305,820	3.4%

Lease termination income	$(1,097)	$(242)		$356	$(741)	$(4,635)
Joint Ventures lease termination income (1)	(1,706)	(2,232)		(4,626)	(6,332)	(2,232)
Cash NOI excluding lease termination income	$159,048	$152,419	4.3%	$150,035	$309,078	$298,953	3.4%

Operating Margins
NOI to real estate revenue, net	54.3%	54.7%		52.4%	53.3%	53.4%
Cash NOI to real estate revenue, net	48.4%	48.7%		46.9%	47.7%	48.2%

NOI before operating lease rent/real estate revenue, net	56.1%	56.6%		54.3%	55.2%	55.3%
Cash NOI before operating lease rent/real estate revenue, net	50.2%	50.6%		48.7%	49.5%	50.1%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	24	Second Quarter 2026

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal				2026	Current	Final		Principal
	Ownership	Outstanding				Principal	Maturity	Maturity		Due at
Fixed rate debt	Interest (%)	6/30/2026	Coupon (1)			Amortization	Date	Date (2)		Final Maturity
Secured fixed rate debt
100 Church Street (swapped)	100.0	$365,000		5.89%		$—	Dec-26	Jun-28		$365,000
Landmark Square	100.0	100,000		4.90%		—	Jan-27	Jan-27		100,000
485 Lexington Avenue	100.0	450,000		4.25%		—	Feb-27	Feb-27		450,000
315 West 33rd St (The Olivia) (3)	100.0	250,000		4.24%		—	Feb-27	Feb-27		250,000
10 East 53rd Street (swapped) (4)	100.0	204,325		5.37%		—	May-27	May-28	(5)	204,325
500 Park Avenue (swapped)	100.0	80,000		6.57%		—	Jan-28	Jan-30		80,000
800 Third Avenue (swapped)	100.0	177,000		5.15%		—	Feb-29	Feb-31		177,000
610 Park Avenue	100.0	12,200		4.65%		—	Nov-29	Nov-29		12,200
65 East 55th Street (Park Avenue Tower)	95.0	480,000		5.25%		—	Feb-31	Feb-31		480,000
420 Lexington Avenue (Graybar)	100.0	251,183		8.24%		—	Oct-40	Oct-40		251,183
		$2,369,708		5.40%		$—				$2,369,708
Unsecured fixed rate debt
Revolving credit facility (swapped)	100.0	$400,000		4.62%	(6)	$—	Jun-30	Jun-31	(5)	$400,000
Term Loan C (swapped)	100.0	750,000		4.33%	(6)	—	Jun-31	Jun-31		750,000
Junior subordinated deferrable interest debentures (swapped)	100.0	100,000		5.27%		—	Jul-35	Jul-35		100,000
		$1,250,000		4.50%		$—				$1,250,000

Total Fixed Rate Debt		$3,619,708		5.09%		$—				$3,619,708
Floating rate debt
Unsecured floating rate debt
Term Loan B (SOFR + 180 bps)	100.0	$100,000		5.45%			Nov-26	Nov-26		100,000
Term Loan A (SOFR + 170 bps)	100.0	300,000		5.35%			May-27	May-27		$300,000
Debt fund subscription line (SOFR + 220 bps)	9.1	79,422	(7)	5.88%			Aug-27	Aug-28		$79,422
Revolving credit facility (SOFR + 125 bps)	100.0	450,000		4.90%			Jun-30	Jun-31	(5)	$450,000
		$929,422		5.19%		$—				$929,422

Total Floating Rate Debt		$929,422		5.19%		$—				$929,422

Consolidated Debt		$4,549,130		5.11%
Total Debt - Consolidated		$4,549,130		5.11%		$—				$4,549,130

Debt related to assets held for sale		(204,325)
Deferred financing costs		(32,386)
Total Debt - Consolidated, net		$4,312,419		5.35%

Total Debt - Unconsolidated JV, net		$5,937,497		4.62%

Debt including SLG share of JV Debt		$10,064,704		4.84%
Alternative Strategy Portfolio Debt including SLG share of JV Debt		$472,041		4.62%
Total Debt including SLG share of JV Debt		$10,536,745		4.83%

Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$10,696,436		4.88%

(1) Coupon for floating rate debt determined using the effective Term SOFR rate at the end of the quarter of 3.65%. Coupon for loans that are subject to alternative SOFR rates, SOFR floors, interest rate caps or interest rate swaps were determined using the alternative SOFR rates, SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and/or result in adjusted terms.
(3) The Company has a preferred equity investment in this property.
(4) This property is held for sale as of June 30, 2026.
(5) As-of-right extension.
(6) Represents a blended swapped rate inclusive of multiple swaps.
(7) The Fund has access to a subscription line with a maximum commitment of $200 million as of June 30, 2026, secured by investor capital commitments. The facility is used to fund investments prior to capital calls and is repaid through capital contributions. The subscription line is non-recourse to the Company.

Supplemental Information	25	Second Quarter 2026

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2026 Principal	Current		Final	Principal Due at
	Ownership	6/30/2026			Amortization		Maturity		Maturity	Final Maturity
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		Date (2)	(SLG Share)
280 Park Avenue (swapped)	50.0	$1,075,000	$537,500	5.84%		$—	Sep-26		Sep-28	$537,500
1515 Broadway	56.9	672,225	382,288	3.93%		6,957	Mar-27		Mar-28	358,544
450 Park Avenue (swapped)	25.1	273,616	68,678	6.57%	(3)	—	Jun-27		Jun-27	72,899
245 Park Avenue	50.1	1,768,000	885,768	4.30%		—	Jun-27		Jun-27	885,768
220 East 42nd	51.0	496,412	253,170	6.77%		—	Dec-27		Dec-27	253,170
100 Park Avenue	50.8	382,872	194,499	5.73%		—	Jan-28		Jan-29	194,499
15 Beekman	20.0	117,000	23,400	4.83%		—	Jan-28		Jan-28	23,400
11 Madison Avenue	60.0	1,400,000	840,000	5.63%		—	Oct-30		Oct-30	840,000
One Madison Avenue	25.5	1,650,000	420,750	5.81%		—	Apr-31		Apr-31	420,750
One Vanderbilt Avenue	55.0	3,000,000	1,650,300	2.95%		—	Jul-31		Jul-31	1,650,300

		$10,835,125	$5,256,353	4.54%	(4)	$6,957				$5,236,830
Alternative strategy portfolio
650 Fifth Avenue	50.0	$65,000	$32,500	5.45%		$—	Jul-26	(5)	Jul-26	$32,500
115 Spring Street	51.0	66,551	33,941	5.50%		—	Sep-26		Sep-26	33,941
Worldwide Plaza	25.1	1,200,000	300,600	3.98%		—	Nov-27		Nov-27	300,600
		$1,331,551	$367,041	4.25%	(4)	$—				$367,041

Total Fixed Rate Debt		$12,166,676	$5,623,394	4.52%	(4)	$6,957				$5,603,871
Floating rate debt
919 Third Avenue (SOFR + 250 bps)	51.0	$500,000	$255,000	6.15%		$—	Apr-27		Apr-28	$255,000
450 Park Avenue (SOFR + 210 bps)	25.1	16,819	4,221	5.75%		—	Jun-27		Jun-27	72,899
		$516,819	$259,221	6.15%	(4)	$—				$327,899
Alternative strategy portfolio
650 Fifth Avenue (SOFR + 225 bps)	50.0	$210,000	$105,000	5.90%		—	Jul-26	(5)	Jul-26	$105,000
		$210,000	$105,000	5.90%	(4)	$—				$105,000

Total Floating Rate Debt		$726,819	$364,221	6.08%	(4)	$—				$432,899

Unconsolidated JV Debt		$11,351,944	$5,515,574	4.62%	(4)
Alternative Strategy Portfolio Debt		$1,541,551	$472,041	4.62%	(4)
Total Debt - Unconsolidated JV		$12,893,495	$5,987,615	4.62%	(4)	$6,957				$6,036,770
	Deferred financing costs	(104,433)	(50,118)
Total Debt - Unconsolidated JV, net		$12,789,062	$5,937,497	4.62%	(4)

(1) Coupon for floating rate debt determined using the effective Term SOFR rate at the end of the quarter of 3.65%. Coupon for loans that are subject to alternative SOFR rates, SOFR floors, interest rate caps or interest rate swaps were determined using the alternative SOFR rates, SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and/or result in adjusted terms.
(3) Coupon reflects interest rate swaps executed at the corporate level for SLG’s share of the outstanding debt.
(4) Calculated based on SL Green's share of the outstanding debt.
(5) The Company is in discussions with the lender on resolution of the past maturity.

Supplemental Information	26	Second Quarter 2026

DEBT COMPOSITION AND CORPORATE DEBT COVENANTS Unaudited (Dollars in Thousands)

Composition of Debt

	Core Portfolio		Alternative Strategy Portfolio		Total
Fixed Rate Debt
Consolidated	$3,619,708		$—		$3,619,708
SLG Share of JV	5,256,353		367,041		5,623,394
Total Fixed Rate Debt	$8,876,061	88.2%	$367,041	77.8%	$9,243,102	87.7%

Floating Rate Debt
Consolidated	$929,422		$—		$929,422
SLG Share of JV	259,221		105,000		364,221
	1,188,643	11.8%	105,000	22.2%	1,293,643	12.3%
Debt & Preferred Equity and CMBS Investments	(78,543)	(0.8)%	—	—%	(78,543)	(0.7)%
Total Floating Rate Debt	$1,110,100	11.0%	$105,000	22.2%	$1,215,100	11.5%

Total Debt	$10,064,704		$472,041		$10,536,745

Revolving Credit Facility Covenants (1)
	Actual	Required
Total Debt / Total Assets	45.2%	Less than 60%
Consolidated Fixed Charge Coverage	1.87x	Greater than 1.50x
Maximum Secured Indebtedness	25.6%	Less than 50%
Maximum Unencumbered Leverage Ratio	44.5%	Less than 60%

(1) Covenants calculated pursuant to the terms of the underlying facility or notes.

Supplemental Information	27	Second Quarter 2026

DERIVATIVE SUMMARY SCHEDULE Unaudited (Dollars in Thousands)

Consolidated Interest Rate Derivatives		Notional Value		Fair Value
	Ownership	6/30/2026		6/30/2026
Secured Debt	Interest (%)	Gross	SLG Share	Gross	SLG Share		Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
100 Church Street	100.0	$370,000	$370,000	$165	$165		Swap	3.89%	November 2022	June 2027
SLGOP - 450 Park Avenue	100..0	68,678	68,678	(354)	(354)	(2)	Swap	4.47%	August 2024	June 2027
500 Park Avenue	100.0	80,000	80,000	(278)	(278)		Swap	4.17%	February 2025	February 2028
10 East 53rd Street	100.0	204,325	204,325	114	114		Swap	3.92%	February 2025	May 2028
800 Third Avenue	100.0	177,000	177,000	2,510	2,510		Swap	3.33%	February 2026	February 2029

			Subtotal	$2,157	$2,157
Unsecured Debt
Revolving Credit Facility	100.0	$125,000	$125,000	$100	$100		Swap	3.67%	August 2024	December 2026
Revolving Credit Facility	100.0	125,000	125,000	99	99		Swap	3.67%	August 2024	December 2026
Term Loan C	100.0	200,000	200,000	1,490	1,490		Swap	2.59%	February 2023	February 2027
Term Loan C	100.0	100,000	100,000	561	561		Swap	2.90%	February 2023	February 2027
Term Loan C	100.0	100,000	100,000	661	661		Swap	2.73%	February 2023	February 2027
Term Loan C	100.0	50,000	50,000	410	410		Swap	2.46%	February 2023	February 2027
Term Loan C & Revolving Credit Facility	100.0	300,000	300,000	2,622	2,622		Swap	2.87%	July 2023	May 2027
Term Loan C	100.0	150,000	150,000	514	514		Swap	3.52%	January 2024	May 2027
Junior subordinated deferrable interest debentures	100.0	100,000	100,000	317	317		Swap	3.76%	January 2023	January 2028

Forward-starting Derivatives
SLGOP – 100 Church Street	100.0	$357,500	$357,500	$3,349	$3,349		Swap	2.98%	June 2027	June 2028
Term Loan C	100.0	225,000	225,000	—	—		Swap	3.92%	February 2027	January 2029
Term Loan C	100.0	225,000	225,000	11	11		Swap	3.86%	February 2027	January 2030

			Subtotal	$10,134	$10,134
Unconsolidated JV Interest Rate Derivatives
919 Third Avenue	51.0	$500,000	$255,000	$77	$39		Cap	5.25%	February 2026	April 2027
280 Park Avenue	50.0	537,500	268,750	(1,662)	(831)		Swap	4.07%	July 2024	September 2028
280 Park Avenue	50.0	268,750	134,375	(677)	(339)		Swap	4.04%	July 2024	September 2028
280 Park Avenue	50.0	268,750	134,375	(786)	(393)		Swap	4.06%	July 2024	September 2028

			Subtotal	$(3,048)	$(1,524)

Foreign Currency Derivatives
Summit Paris	85.0	$39,878	$33,896	$(451)	$(383)	(2)	FX Forward Contracts	N/A	March 2026	July 2026 - June 2027
Summit Paris	85.0	30,492	25,918	(283)	(241)	(2)	FX Forward Contracts	N/A	March 2026	October 2027 - June 2032

			Subtotal	$(734)	$(624)

		Total, SLG Share		$8,509	$10,143

(1) Certain financings require the purchase of a cap at a specified strike rate.
(2) Quarterly changes in fair value recognized in the calculation of FFO.

Supplemental Information	28	Second Quarter 2026

SUMMARY OF LEASE LIABILITIES Unaudited (Dollars in Thousands)

		Scheduled Cash Payment (1)								Lease	Year of Final
Property		2026		2027		2028		2029		Liabilities (2)	Expiration (3)

Consolidated Lease Liabilities (SLG Share)

Operating Leases
1185 Avenue of the Americas		$3,455		$6,909		$6,909		$6,909		$79,201	2043
SL Green Headquarters at One Vanderbilt		1,381	(4)	2,762	(4)	2,971	(4)	3,075	(4)	84,779	2048
800 Seventh Avenue		1,677		3,355		3,355		3,355		50,150	2048
Summit One Vanderbilt		5,954	(4)	11,270	(4)	11,293	(4)	11,293	(4)	431,731	2070
420 Lexington Avenue (Graybar)		5,599		11,199		11,199		11,199		167,107	2080
711 Third Avenue		1,375	(5)	5,500	(5)	5,500	(5)	5,500	(5)	31,855 (5)	2083
Total		$19,441		$40,995		$41,227		$41,331		$844,823

Financing Leases
15 Beekman		$1,640		$3,325		$3,375		$3,426		$108,847	2119	(6)
Total		$1,640		$3,325		$3,375		$3,426		$108,847

	SLG	Scheduled Cash Payment (1)								Lease	Year of Final
Property	Interest (%)	2026		2027		2028		2029		Liabilities (2)	Expiration (3)

Unconsolidated Joint Venture Lease Liabilities (SLG Share)

Operating Leases
Equinox Studio City (7)	66.7	$614		$1,387		$1,387		$925		$4,156	2029

Alternative strategy portfolio
650 Fifth Avenue (Floors 4-6)	50.0	$907		$1,935		$1,935		$1,935		$11,858	2053
650 Fifth Avenue (Floors b-3)	50.0	787		1,585		1,605		1,726		32,112	2062

Total		$2,308		$4,907		$4,927		$4,586		$48,126

Financing Leases
One Vanderbilt Avenue Garage	55.0	$83		$167		$168		$170		$2,692	2069
885 Third Avenue	34.1	409		817		817		817		15,967	2119
1560 Broadway Signage	50.0	413		825		825		825		11,639	2073

Alternative strategy portfolio
650 Fifth Avenue (Floors b-3)	50.0	$3,682		$7,364		$7,464		$8,101		$105,975	2062
2 Herald Square	95.0	7,551		3,775		—		—		395,620	2077	(6)

Total		$12,138		$12,948		$9,274		$9,913		$531,893

(1) Reflects SLG's share of remaining contractual base rent for each year presented. Leases may provide for additional rent payments based on exceeding specified thresholds.
(2) Per the balance sheet as of June 30, 2026.
(3) Reflects all available extension options.
(4) Reflects scheduled cash payments net of the Company's 55.0% ownership interest in One Vanderbilt.
(5) Reflects scheduled cash payments net of the Company's 50.0% ownership of the fee interest in the property.
(6) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.
(7) The Company has a JV interest in the sublandlord for the premises. Amounts reflect the sublandlord's lease obligation to the fee owner and have not been reduced by rents owed to the sublandlord under a sublease covering 100% of the premises.

Supplemental Information	29	Second Quarter 2026

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

						Weighted Average:
		Floating	Fixed	Total Book Value (1)	Senior Financing	Exposure PSF	Book Value During Quarter	Yield During Quarter (2)	Yield At End Of Quarter (3)

3/31/2026		$77,597	$40,486	$118,083	$430,528	$715	$118,381	6.88%	7.04%

Debt investment originations/fundings/accretion	(4)	2	5,000	5,002
Preferred Equity investment originations/accretion	(4)	—	—	—
Joint venture investment originations/accretion/amortization	(4)	—	—	—
Repayment/Sales/Syndications/Equity Ownership/Amortization		—	(10,000)	(10,000)
Reserves/Realized Losses				—
6/30/2026		$77,599	$35,486	$113,085	$430,528	$741	$113,054	7.51%	7.60%

	Debt and Preferred Equity Maturity Profile
	2026	2027	2028	2029	2030 & Thereafter
Floating Rate	$9,268	$68,331	$—	$—	$—
Fixed Rate	—	15,486	—	20,000	—
	$9,268	$83,817	$—	$20,000	$—

(1) Net of unamortized fees, discounts, premiums.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment, if any.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter. Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.

Supplemental Information	30	Second Quarter 2026

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

						June 30, 2026			March 31, 2026			Annualized Contractual Cash Rent		Total Tenants
	Ownership				% of Total	Occupancy %			Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	Leased (2)	Occupied (3)	Economic (4)	Leased (2)	Occupied (3)	Economic (4)	($'s)	SLG Share ($'s)
CONSOLIDATED PROPERTIES
"Same Store"
10 East 53rd Street	100.0	Plaza District	Fee Interest	354,300	1.5	90.7	90.7	88.4	95.5	95.5	93.2	$31,651	$31,651	36
100 Church Street	100.0	Downtown	Fee Interest	1,047,500	4.4	94.0	94.0	94.0	94.0	93.3	92.9	47,854	47,854	18
110 Greene Street	100.0	Soho	Fee Interest	223,600	0.9	95.1	93.1	93.1	95.6	94.7	94.7	19,564	19,564	53
125 Park Avenue	100.0	Grand Central	Fee Interest	604,245	2.5	98.8	92.8	89.0	99.2	98.0	96.8	45,598	45,598	22
304 Park Avenue South	100.0	Midtown South	Fee Interest	215,000	0.9	91.9	91.9	91.9	91.9	91.9	91.9	18,655	18,655	6
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1,188,000	5.2	94.9	92.3	92.3	92.6	90.6	90.6	92,005	92,005	185
461 Fifth Avenue	100.0	Midtown	Fee Interest	200,000	0.8	92.3	87.0	87.0	90.2	85.0	85.0	15,736	15,736	19
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	921,000	3.8	78.2	78.2	78.2	78.2	76.3	71.6	48,606	48,606	36
555 West 57th Street	100.0	Midtown West	Fee Interest	941,000	3.9	77.2	77.2	77.2	77.2	77.2	77.2	48,783	48,783	11
711 Third Avenue	100.0 (5)	Grand Central North	Leasehold Interest (5)	524,000	2.2	84.7	84.0	84.0	85.7	73.5	73.5	28,803	28,803	19
800 Third Avenue	100.0	Grand Central North	Fee Interest	526,000	2.2	89.7	89.4	88.7	90.3	86.7	86.2	34,042	34,042	44
810 Seventh Avenue	100.0	Times Square	Fee Interest	692,000	2.9	86.9	84.0	84.0	87.0	86.4	85.1	42,565	42,565	44
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	218,796	0.9	89.6	84.5	84.5	86.5	84.5	81.2	12,343	12,343	16
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1,062,000	4.4	92.8	81.8	81.8	92.8	77.0	72.3	66,788	66,788	28
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	562,000	2.3	81.4	74.7	74.7	80.7	73.3	73.3	34,250	34,250	44

Added to Same Store in 2026
500 Park Avenue	100.0	Park Avenue	Fee Interest	201,411	0.8	100.0	90.7	90.7	90.7	90.7	90.7	17,079	17,079	12

Subtotal / Weighted Average				9,480,852	39.6%	88.9%	85.8%	85.5%	88.6%	84.7%	83.3%	$604,322	$604,322	593

"Non Same Store"
65 East 55th Street (Park Avenue Tower)	95.0	Plaza District	Fee Interest	622,000	2.5	96.6	94.8	94.8	96.6	94.8	94.8	$67,870	$67,870	29

Subtotal / Weighted Average				622,000	2.5%	96.6%	94.8%	94.8%	96.6%	94.8%	94.8%	$67,870	$67,870	29

Total / Weighted Average Consolidated Properties				10,102,852	42.1%	89.4%	86.4%	86.0%	89.1%	85.3%	84.0%	$672,192	$672,192	622

UNCONSOLIDATED PROPERTIES
"Same Store"
One Vanderbilt Avenue	55.0	Grand Central	Fee Interest	1,657,198	6.9	100.0	100.0	100.0	100.0	100.0	100.0	$294,615	$162,038	39
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	2,314,000	9.7	99.9	96.5	93.0	99.9	96.5	87.9	181,425	108,856	9
100 Park Avenue	50.8	Grand Central South	Fee Interest	834,000	3.5	99.4	95.7	95.7	99.4	96.8	73.0	62,571	31,786	38
220 East 42nd Street	51.0	Grand Central	Fee Interest	1,135,000	4.7	95.5	95.5	95.1	94.0	93.8	92.9	74,848	38,172	38
245 Park Avenue	50.1	Park Avenue	Fee Interest	1,782,793	7.4	97.8	96.7	85.5	97.8	97.7	86.5	197,008	98,700	13
280 Park Avenue	50.0	Park Avenue	Fee Interest	1,219,158	5.1	98.4	97.3	92.4	96.6	94.0	91.8	140,640	70,320	37
450 Park Avenue	25.1	Park Avenue	Fee Interest	337,000	1.4	87.7	87.7	87.7	84.6	84.6	84.6	38,744	9,725	26
919 Third Avenue	51.0	Grand Central North	Fee Interest	1,454,000	6.1	99.8	95.5	84.3	99.8	95.5	84.3	102,161	52,102	11
1515 Broadway	56.9	Times Square	Fee Interest	1,750,000	7.3	99.9	99.8		99.7	99.7	99.7	148,471	84,480	8

Added to Same Store in 2026
One Madison Avenue	25.5	Park Avenue South	Fee Interest	1,385,484	5.8	98.9	92.2	78.5	98.9	85.5	64.7	150,253	38,315	16

Subtotal / Weighted Average				13,868,633	57.9%	98.7%	96.6%	91.5%	98.3%	95.6%	87.7%	$1,390,736	$694,494	235

Total / Weighted Average Unconsolidated Properties				13,868,633	57.9%	98.7%	96.6%	91.5%	98.3%	95.6%	87.7%	$1,390,736	$694,494	235

Manhattan Operating Properties Grand Total / Weighted Average				23,971,485	100.0%	94.8%	92.3%	89.2%	94.4%	91.2%	86.2%	$2,062,928	$1,366,686	857
Manhattan Operating Properties Same Store Occupancy %				23,349,485	97.4%	94.7%	92.2%	89.1%	94.4%	91.1%	85.9%

(1) Represents the rentable square footage at the time the property was acquired.
(2) Calculated based on the square footage leased under executed leases as of the reporting date, regardless of whether the leases have commenced or the tenants have taken possession.
(3) Calculated based on the square footage for which lease terms have commenced per the underlying lease. For GAAP purposes revenue may not yet be recognized for certain commenced leases as of the reporting date.
(4) Calculated based on the square footage on which revenue is being recognized for GAAP purposes as of the reporting date, which may differ from the square footage on which cash rent is being collected.
(5) The Company also owns 50% of the fee interest.

Supplemental Information	31	Second Quarter 2026

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

						June 30, 2026		March 31, 2026		Annualized Contractual Cash Rent			Total Tenants
	Ownership				% of Total	Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)

RETAIL PROPERTIES
"Same Store" Retail
760 Madison Avenue	100.0	Plaza District	Fee Interest	22,648	6.4	100.0	100.0	100.0	100.0	$18,558	$18,558		1

Subtotal/Weighted Average				22,648	6.4%	100.0%	100.0%	100.0%	100.0%	$18,558	$18,558		1

"Non Same Store" Retail
315 West 33rd Street (The Olivia)	100.0	Penn Station	Fee Interest	270,132	76.9	82.4	82.4	82.4	82.4	$13,564	$13,564		8
610 Park Avenue	100.0	Plaza District	Fee Interest	17,765	5.1	100.0	100.0	100.0	100.0	1,749	1,749		1
800 Seventh Avenue	100.0	Times Square	Fee Interest	28,000	8.0	100.0	100.0	100.0	100.0	1,100	1,100	(4)	1
1552 Broadway/1560 Broadway Signage	50.0	Times Square	Fee / Leasehold Interest	12,719	3.6	100.0	100.0	100.0	100.0	$4,200	$2,100		1

Subtotal/Weighted Average				328,616	93.6%	85.5%	85.5%	85.5%	85.5%	$20,613	$18,513		11

Total / Weighted Average Retail Properties				351,264	100.0%	86.5%	86.5%	86.5%	86.5%	$39,171	$37,071		12

						June 30, 2026		March 31, 2026		Annualized Contractual Cash Rent			Average Monthly Rent Per Occupied Unit
	Ownership				Total	Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Units	Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)		($'s)

RESIDENTIAL PROPERTIES

"Same Store" Residential
15 Beekman Street	20.0	Downtown	Leasehold Interest	221,884	484	100.0	100.0	100.0	100.0	$14,155	$2,831		N/A

Subtotal/Weighted Average				221,884	484	100.0%	100.0%	100.0%	100.0%	$14,155	$2,831		$—

"Non Same Store" Residential
315 West 33rd Street (The Olivia)	100.0	Penn Station	Fee Interest	222,855	333	98.5	98.2	98.2	98.2	$20,135	$20,135		$5,131
Subtotal/Weighted Average				222,855	333	98.5%	98.2%	98.2%	98.2%	$20,135	$20,135		$5,131

Total / Weighted Average Residential Properties				444,739	817	99.4%	99.3%	99.3%	99.3%	$34,290	$22,966		$5,131

						June 30, 2026		March 31, 2026		Annualized Contractual Cash Rent			Total Tenants
	Ownership				% of Total	Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)

SUBURBAN PROPERTIES
"Non Same Store" Suburban
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	732,800	100.0	79.9	79.9	79.6	79.6	$16,100	$16,100		86

Subtotal/Weighted Average				732,800	100.0%	79.9%	79.9%	79.6%	79.6%	$16,100	$16,100		86

Total / Weighted Average Suburban Properties				732,800	100.0%	79.9%	79.9%	79.6%	79.6%	$16,100	$16,100		86

(1) Represents the rentable square footage at the time the property was acquired.
(2) Calculated based on the square footage leased under executed leases as of the reporting date, regardless of whether the leases have commenced or the tenants have taken possession.
(3) Calculated based on the square footage for which lease terms have commenced per the underlying lease. For GAAP purposes revenue may not yet be recognized for certain commenced leases as of the reporting date.
(4) Reflects the contractual rent for 1552 Broadway.
(5) Property occupied by Pace University and used as an academic center and dormitory space. 484 represents number of beds.

Supplemental Information	32	Second Quarter 2026

SELECTED PROPERTY DATA Development / Redevelopment & Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

						June 30, 2026		March 31, 2026		Annualized Contractual Cash Rent		Real Estate Book Value, Net	Total Tenants
	Ownership				% of Total	Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)

Development / Redevelopment
3 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	130,000	10.6	3.0	3.0	3.0	3.0	$144	$144	$20,157	3
19 East 65th Street	100.0	Plaza District	Fee Interest	14,639	1.2	—	—	—	—	—	—	22,716	—
185 Broadway	100.0	Lower Manhattan	Fee Interest	21,174	1.7	—	—	—	—	—	—	7,114	—
346 Madison Avenue	51.0	Grand Central	Fee Interest	275,138	22.5	15.1	15.1	41.1	41.1	1,544	788	182,907	10
750 Third Avenue	100.0	Grand Central North	Fee Interest	780,000	64.0	3.5	3.5	3.5	3.5	1,613	1,612	384,725	3

Total / Weighted Average Development / Redevelopment Properties				1,220,951	100.0%	5.9%	5.9%	11.8%	11.8%	$3,301	$2,544	$617,619	16

						June 30, 2026		March 31, 2026		Annualized Contractual Cash Rent		Investment Carrying Value, Net	Total Tenants
	Ownership				% of Total	Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)

Alternative Strategy Portfolio
2 Herald Square	95.0	Herald Square	Leasehold Interest	369,000	14.8	34.3	34.3	34.3	34.3	$25,911	$24,615	$108,250	3
115 Spring Street	51.0	Soho	Fee Interest	5,218	0.2	—	—	100.0	100.0	—	—	—	—
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214	2.8	100.0	100.0	100.0	100.0	43,839	21,920	(99,817)	1
Worldwide Plaza	25.1	Westside	Fee Interest	2,048,725	82.2	61.9	61.9	61.9	61.9	78,930	19,772	17,239	21

Total / Weighted Average Alternative Strategy Portfolio Properties				2,492,157	100.0%	58.7%	58.7%	58.9%	58.9%	$148,680	$66,307	$25,672	25

(1) Represents the rentable square footage at the time the property was acquired.
(2) Calculated based on the square footage leased under executed leases as of the reporting date, regardless of whether the leases have commenced or the tenants have taken possession.
(3) Calculated based on the square footage for which lease terms have commenced per the underlying lease. For GAAP purposes revenue may not yet be recognized for certain commenced leases as of the reporting date.

Supplemental Information	33	Second Quarter 2026

SELECTED PROPERTY DATA Retail Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

						June 30, 2026		March 31, 2026		Annualized Contractual Cash Rent		Total Tenants
	Ownership				% of Total	Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)

HIGH STREET RETAIL - Consolidated Properties
315 West 33rd Street (The Olivia)	100.0	Penn Station	Fee Interest	159,343	10.8	69.5	69.5	69.5	69.5	$9,449	$9,449	7
610 Park Avenue	100.0	Plaza District	Fee Interest	17,765	1.2	100.0	100.0	100.0	100.0	1,749	1,749	1
760 Madison Avenue	100.0	Plaza District	Fee Interest	22,648	1.5	100.0	100.0	100.0	100.0	18,558	18,558	1
800 Seventh Avenue	100.0	Times Square	Fee Interest	28,000	1.9	100.0	100.0	100.0	100.0	1,100	1,100	1

Subtotal / Weighted Average				227,756	15.4%	78.7%	78.7%	78.7%	78.7%	$30,856	$30,856	10

HIGH STREET RETAIL - Unconsolidated Properties
1552 Broadway/1560 Broadway Signage	50.0	Times Square	Fee / Leasehold Interest	12,520	0.9	100.0	100.0	100.0	100.0	$4,200	$2,100	1

Subtotal / Weighted Average				12,520	0.9%	100.0%	100.0%	100.0%	100.0%	$4,200	$2,100	1

Total / Weighted Average High Street Retail				240,276	16.3%	79.8%	79.8%	79.8%	79.8%	$35,056	$32,956	11

OTHER RETAIL - Consolidated Properties
10 East 53rd Street	100.0	Plaza District	Fee Interest	38,657	2.6	100.0	100.0	100.0	100.0	$4,222	$4,222	3
65 East 55th Street (Park Avenue Tower)	95.0	Plaza District	Fee Interest	12,705	0.9	100.0	100.0	100.0	100.0	870	870	1
100 Church Street	100.0	Downtown	Fee Interest	61,708	4.2	95.9	95.9	95.9	95.9	4,215	4,215	9
110 Greene Street	100.0	Soho	Fee Interest	16,121	1.1	100.0	100.0	100.0	100.0	4,760	4,760	3
125 Park Avenue	100.0	Grand Central	Fee Interest	32,124	2.2	100.0	80.6	100.0	80.6	2,206	2,206	6
304 Park Avenue South	100.0	Midtown South	Fee Interest	25,330	1.7	100.0	100.0	100.0	100.0	4,021	4,021	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	54,026	3.7	100.0	100.0	100.0	100.0	5,456	5,456	6
461 Fifth Avenue	100.0	Midtown	Fee Interest	16,149	1.1	100.0	100.0	100.0	100.0	1,104	1,104	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	41,701	2.8	68.5	68.5	68.5	68.5	4,469	4,469	7
500 Park Avenue	100.0	Park Avenue	Fee Interest	11,976	0.8	100.0	100.0	100.0	100.0	1,293	1,293	3
555 West 57th Street	100.0	Midtown West	Fee Interest	53,186	3.6	100.0	100.0	100.0	100.0	3,223	3,223	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	25,639	1.7	83.5	83.5	83.5	83.5	2,368	2,368	2
750 Third Avenue (4)	100.0	Grand Central North	Fee Interest	24,827	1.7	42.3	42.3	42.3	42.3	1,612	1,612	3
800 Third Avenue	100.0	Grand Central North	Fee Interest	9,900	0.7	100.0	100.0	100.0	100.0	1,004	1,004	2
810 Seventh Avenue	100.0	Times Square	Fee Interest	18,207	1.2	98.6	98.6	98.6	98.6	4,471	4,471	3
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	9,140	0.6	100.0	100.0	100.0	100.0	558	558	2
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	54,273	3.7	96.1	96.1	96.1	96.1	2,980	2,980	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	17,797	1.2	100.0	100.0	100.0	100.0	2,865	2,865	6

Subtotal / Weighted Average				523,466	35.5%	93.0%	91.8%	93.0%	91.8%	$51,697	$51,697	70

OTHER RETAIL - Unconsolidated Properties
One Madison Avenue	25.5	Park Avenue South	Fee Interest	109,893	7.5	87.7	87.7	87.7	87.7	$4,960	$1,265	7
One Vanderbilt Avenue	55.0	Grand Central	Fee Interest	34,885	2.4	100.0	100.0	100.0	100.0	5,952	3,274	7
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	37,325	2.5	100.0	100.0	100.0	100.0	3,958	2,375	3
100 Park Avenue	50.8	Grand Central South	Fee Interest	38,556	2.6	100.0	100.0	100.0	100.0	3,459	1,757	7
220 East 42nd Street	51.0	Grand Central	Fee Interest	33,866	2.3	81.0	81.0	81.0	81.0	1,975	1,007	4
245 Park Avenue	50.1	Park Avenue	Fee Interest	31,014	2.1	93.5	93.5	93.5	93.5	2,468	1,237	3
280 Park Avenue	50.0	Park Avenue	Fee Interest	28,219	1.9	100.0	100.0	100.0	100.0	1,680	840	3
450 Park Avenue	25.1	Park Avenue	Fee Interest	6,317	0.4	100.0	100.0	100.0	100.0	1,848	464	1
919 Third Avenue	51.0	Grand Central North	Fee Interest	29,441	2.0	100.0	100.0	100.0	100.0	3,809	1,943	4
1515 Broadway	56.9	Times Square	Fee Interest	182,011	12.3	100.0	99.8	99.8	99.8	28,726	16,343	8

Subtotal / Weighted Average				531,527	36.0%	95.9%	95.8%	95.8%	95.8%	$58,835	$30,505	47

Total / Weighted Average Other Retail				1,054,993	71.5%	94.5%	93.8%	94.4%	93.8%	$110,532	$82,202	117

(1) Represents the rentable square footage at the time the property was acquired.
(2) Calculated based on the square footage leased under executed leases as of the reporting date, regardless of whether the leases have commenced or the tenants have taken possession.
(3) Calculated based on the square footage for which lease terms have commenced per the underlying lease. For GAAP purposes revenue may not yet be recognized for certain commenced leases as of the reporting date.
(4) Redevelopment properties.

Supplemental Information	34	Second Quarter 2026

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

							June 30, 2026		March 31, 2026		Annualized Contractual Cash Rent		Total Tenants
	Ownership					% of Total	Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)		Sq. Feet	Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)

ALTERNATIVE STRATEGY PORTFOLIO - Unconsolidated Properties
2 Herald Square	95.0	Herald Square	Leasehold Interest	94,531		6.4	39.7	39.7	39.7	39.7	$14,807	$14,067	2
115 Spring Street	51.0	Soho	Fee Interest	5,218		0.4	—	—	100.0	100.0	—	—	—
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214		4.7	100.0	100.0	100.0	100.0	43,840	21,919	1
Worldwide Plaza	25.1	Westside	Fee Interest	10,592		0.7	84.9	84.9	84.9	84.9	1,276	320	7
					(4)

Subtotal / Weighted Average				179,555		12.2%	64.5%	64.5%	67.4%	67.4%	$59,923	$36,306	10

Total / Weighted Average Alternative Strategy Portfolio				179,555		12.2%	64.5%	64.5%	67.4%	67.4%	$59,923	$36,306	10

Retail Grand Total / Weighted Average				1,474,824		100.0%	88.4%	88.0%	88.7%	88.3%	$205,511	$151,465	138

(1) Represents the rentable square footage at the time the property was acquired.
(2) Calculated based on the square footage leased under executed leases as of the reporting date, regardless of whether the leases have commenced or the tenants have taken possession.
(3) Calculated based on the square footage for which lease terms have commenced per the underlying lease. For GAAP purposes revenue may not yet be recognized for certain commenced leases as of the reporting date.
(4) Excludes the theatre, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	35	Second Quarter 2026

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT (1) Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration (2)	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (3)	Annualized Contractual Rent PSF		Investment Grade Credit Rating (4)
Tenant Name	Property
Paramount Global	1515 Broadway	56.9	Jun 2031	1,604,544	$119,738	$68,131	4.5%	$74.62
	555 West 57th Street	100.0	Oct 2026	36,117	2,210	2,210	0.1%	61.19
	555 West 57th Street	100.0	Apr 2027	150,765	9,177	9,177	0.6%	60.87
	1515 Broadway	56.9	Mar 2028	9,106	2,274	1,294	0.1%	249.76
				1,800,532	$133,399	$80,812	5.3%	$74.09		Baa3

UBS Americas, Inc.	11 Madison Avenue	60.0	May 2037	1,184,489	$81,655	$48,993	3.2%	$68.94		A+
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$57,036	$34,221	2.3%	$98.54		A+
Bloomberg L.P.	919 Third Avenue	51.0	Feb 2040	926,156	$65,053	$33,177	2.2%	$70.24

McDermott Will & Schulte LLP	One Vanderbilt Avenue	55.0	Dec 2042	199,320	$37,085	$20,397	1.3%	$186.06
	919 Third Avenue	51.0	Jun 2036	283,894	20,984	10,702	0.7%	73.91
	420 Lexington Avenue	100.0	Oct 2026	10,043	644	644	0.1%	64.10
				493,257	$58,713	$31,743	2.1%	$119.03

Ares Management LLC	245 Park Avenue	50.1	Jun 2043	327,607	$50,565	$25,333	1.7%	$154.35
	245 Park Avenue	50.1	Dec 2028	36,316	$3,764	$1,886	0.1%	$103.63
				363,923	$54,329	$27,219	1.8%	$149.29		A-

Societe Generale	245 Park Avenue	50.1	Oct 2032	520,831	$50,529	$25,315	1.7%	$97.02		A
The City of New York	100 Church Street	100.0	Mar 2034	510,007	$22,955	$22,955	1.5%	$45.01		Aa2

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	344,873	$22,339	$22,339	1.5%	$64.77
	420 Lexington Avenue	100.0	Jan 2027	7,537	458	458	—	60.81
				352,410	$22,797	$22,797	1.5%	$64.69	(5)	A1

Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$43,839	$21,920	1.5%	$633.39		A+

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	174,069	$14,634	$14,634	1.0%	$84.07
	11 Madison Avenue	60.0	Sep 2030	104,618	11,368	6,821	0.4%	$108.66
				278,687	$26,002	$21,455	1.4%	$93.30

TD Bank US Holding Company	One Vanderbilt Avenue	55.0	Jul 2041	193,159	$26,591	$14,625	1.0%	$137.67	(5)
	One Vanderbilt Avenue	55.0	Aug 2041	6,843	3,252	1,789	0.1%	475.20
	125 Park Avenue	100.0	Oct 2030	26,536	1,974	1,974	0.1%	74.40
	125 Park Avenue	100.0	Mar 2034	25,171	1,667	1,667	0.1%	66.23
				251,709	$33,484	$20,055	1.3%	$133.03		A+

Franklin Templeton Companies LLC	One Madison Avenue	25.5	May 2040	354,976	$49,502	$12,623	0.8%	$139.45
	280 Park Avenue	50.0	Nov 2031	128,993	14,138	7,069	0.5%	$109.60
				483,969	$63,640	$19,692	1.3%	$131.50		A

Carlyle Investment Management LLC	One Vanderbilt Avenue	55.0	Sep 2036	194,702	$35,253	$19,389	1.3%	$181.06	(5)	A-
Giorgio Armani Corporation	760 Madison Avenue	100.0	Oct 2038	22,648	$18,558	$18,558	1.2%	$819.43

PJT Partners Holdings LP	280 Park Avenue	50.0	Jun 2041	281,388	$33,099	$16,549	1.1%	$117.63
Hess Corp	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$16,267	$16,267	1.1%	$97.31		AA-

The Toronto Dominion Bank	One Vanderbilt Avenue	55.0	Apr 2042	142,892	$21,621	$11,892	0.8%	$151.31	(5)
	125 Park Avenue	100.0	Apr 2042	52,450	3,900	3,900	0.2%	$74.35
				195,342	$25,521	$15,792	1.0%	$130.65		A+

BMW of Manhattan, Inc.	555 West 57th Street	100.0	Jul 2032	226,556	$13,742	$13,742	0.9%	$60.65		A
Stone Ridge Holdings	One Vanderbilt Avenue	55.0	Dec 2037	97,652	$23,583	$12,970	0.9%	$241.50

Total				8,999,432	879,454	523,621	34.6%

(1) Based on commenced leases.
(2) Expiration of current lease term and does not reflect extension options.
(3) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential, Development / Redevelopment and Alternative Strategy Portfolio properties.
(4) Corporate or bond rating from S&P, Fitch or Moody's.
(5) Tenant pays rent on a net basis. Rent PSF reflects gross rent equivalent.

Supplemental Information	36	Second Quarter 2026

TENANT DIVERSIFICATION - MANHATTAN COMMERCIAL Unaudited

Supplemental Information	37	Second Quarter 2026

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Square Feet (1)	Rentable SF	Escalated Rent/Rentable SF ($'s)(2)

Available Space at 3/31/26			2,159,596

Space which became available during the Quarter (3):
Office
	One Vanderbilt Avenue	1	29,797	29,734	$181.49
	10 East 53rd Street	2	19,414	21,713	105.59
	100 Park Avenue	1	9,668	10,889	95.80
	110 Greene Street	2	6,198	7,252	103.25
	125 Park Avenue	2	58,138	63,392	72.86
	245 Park Avenue	4	91,207	91,726	102.52
	420 Lexington Avenue	9	21,385	26,295	67.83
	461 Fifth Avenue	1	6,472	6,882	103.38
	485 Lexington Avenue	1	13,827	14,206	78.92
	500 Park Avenue	2	21,750	21,266	103.66
	711 Third Avenue	1	2,886	3,141	61.29
	800 Third Avenue	2	9,241	11,204	69.53
	810 Seventh Avenue	2	17,231	18,734	63.68
	Total/Weighted Average	30	307,214	326,434	$96.46

Storage
	110 Greene Street	1	1,200	1,200	$40.00
	420 Lexington Avenue	1	100	114	28.33
	Total/Weighted Average	2	1,300	1,314	$38.99

	Total Space which became available during the Quarter
	Office	30	307,214	326,434	$96.46
	Storage	2	1,300	1,314	$38.99
		32	308,514	327,748	$96.23

	Total Available Space		2,468,110

(1) Represents the rentable square footage at the time the property was acquired.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(3) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	38	Second Quarter 2026

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Square Feet (1)	Rentable SF	New Cash Rent / Rentable SF(2)	Prev. Escalated Rent/ Rentable SF(3)	TI / Rentable SF	Free Rent # of Months

Available Space				2,468,110

Office
	One Madison Avenue	2	10.6	92,321	92,363	$105.00	$—	$190.50	14.3
	One Vanderbilt Avenue	1	6.0	29,797	29,734	181.49	181.49	—	—
	10 East 53rd Street	1	0.5	2,448	3,900	82.00	75.77	—	—
	100 Church Street	1	5.4	6,803	7,420	49.00	—	25.32	3.0
	110 Greene Street	2	4.1	3,659	3,651	105.56	92.62	3.22	0.5
	125 Park Avenue	2	9.6	26,783	29,540	75.81	80.32	113.58	13.0
	220 East 42nd Street	4	7.8	19,579	22,862	60.98	67.25	87.67	5.6
	245 Park Avenue	2	13.7	73,633	74,854	151.04	129.39	157.70	14.7
	280 Park Avenue	1	10.8	38,995	40,516	125.00	—	145.00	9.0
	420 Lexington Avenue	16	6.4	41,502	51,106	67.19	64.72	111.21	3.0
	450 Park Avenue	1	1.3	10,338	10,392	130.00	107.00	—	—
	461 Fifth Avenue	1	10.8	10,595	11,232	85.00	90.29	139.90	10.0
	485 Lexington Avenue	3	13.1	31,903	31,909	63.48	—	150.16	3.2
	500 Park Avenue	2	5.7	21,750	21,291	96.76	102.22	44.20	3.5
	711 Third Avenue	3	2.3	58,068	63,154	27.53	65.70	40.77	1.0
	800 Third Avenue	3	7.3	23,333	24,725	65.68	67.06	47.68	6.7
	1185 Avenue of the Americas	4	5.9	50,705	52,774	73.98	96.49	40.33	5.7
	1350 Avenue of the Americas	3	5.6	7,730	8,999	87.26	72.76	3.01	6.2
	Total/Weighted Average	52	8.3	549,942	580,422	$93.11	$106.35	$102.91	7.5

Retail
	1515 Broadway	1	1.8	2,727	2,729	494.69	—	—	1.0
	Total/Weighted Average	1	1.8	2,727	2,729	$494.69	$—	$—	1.0

Storage
	110 Greene Street	1	5.0	170	172	$45.00	$25.00	$—	—
	810 Seventh Avenue	1	3.8	124	137	61.31	—	—	—
	Total/Weighted Average	2	4.5	294	309	$52.23	$25.00	$—	—

Leased Space
	Office (4)	52	8.3	549,942	580,422	$93.11	$106.35	$102.91	7.5
	Retail	1	1.8	2,727	2,729	$494.69	$—	$—	1.0
	Storage	2	4.5	294	309	$52.23	$25.00	$—	—
	Total	55	8.3	552,963	583,460	$94.97	$106.29	$102.37	7.5

Total Available Space as of 6/30/26				1,915,147
Early Renewals
Office
	10 East 53rd Street	1	3.4	7,048	8,462	$85.00	$83.03	$0.45	5.0
	100 Park Avenue	3	9.1	16,172	17,735	101.09	88.35	25.71	5.0
	110 Greene Street	1	1.7	221	221	102.08	99.10	—	—
	220 East 42nd Street	1	1.0	2,676	2,657	70.00	65.54	—	—
	420 Lexington Avenue	1	5.0	15,924	18,649	65.00	60.96	30.00	3.0
	485 Lexington Avenue	1	1.8	3,657	3,757	72.69	71.80	1.34	1.0
	711 Third Avenue	1	8.7	11,203	14,598	65.00	68.92	20.00	12.0
	1185 Avenue of the Americas	1	1.3	50,000	55,272	67.84	67.84	—	—
	Total/Weighted Average	10	4.1	106,901	121,351	$73.38	$71.10	$10.85	3.0

Storage
	100 Park Avenue	1	5.4	263	216	$40.00	$40.00	$—	—
	Total/Weighted Average	1	5.4	263	216	$40.00	$40.00	$—	—

Renewals
	Early Renewals Office	10	4.1	106,901	121,351	$73.38	$71.10	$10.85	3.0
	Early Renewals Storage	1	5.4	263	216	$40.00	$40.00	$—	—
	Total	11	4.1	107,164	121,567	$73.32	$71.04	$10.83	3.0

(1) Represents the rentable square footage at the time the property was acquired.
(2) Annual initial base rent.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(4) Average starting office rent excluding new tenants replacing vacancies is $113.30/rsf for 218,447 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $99.04/rsf for 339,798 rentable SF.

Supplemental Information	39	Second Quarter 2026

LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)
Wholly-Owned and Consolidated JV Properties
2nd Quarter 2026 (3)	10	83,022	83,022	0.9%	$6,559,953	$6,559,953	79.01
3rd Quarter 2026	18	181,195	181,195	2.0%	8,798,130	8,798,130	48.56
4th Quarter 2026	22	288,723	288,723	3.1%	21,040,465	21,040,465	72.87

Total 2026	50	552,940	552,940	6.0%	$36,398,548	$36,398,548	$65.83

2027	82	863,754	863,754	9.5%	$63,748,056	$63,748,056	$73.80
2028	81	767,918	767,918	8.4%	59,988,191	59,988,191	78.12
2029	82	663,563	663,563	7.3%	50,537,556	50,537,556	76.16
2030	68	1,045,910	1,045,910	11.4%	78,461,636	78,461,636	75.02
2031	65	506,077	506,077	5.5%	42,302,032	42,302,032	83.59
2032	36	860,256	860,256	9.4%	57,542,868	57,542,868	66.89
2033	36	528,621	528,621	5.8%	46,141,861	46,141,861	87.29
2034	39	1,424,376	1,424,376	15.6%	91,295,439	91,295,439	64.10
2035	21	538,639	538,639	5.9%	45,949,255	45,949,255	85.31
Thereafter	80	1,390,875	1,390,875	15.2%	99,827,055	99,827,055	71.77
Grand Total	640	9,142,929	9,142,929	100.0%	$672,192,497	$672,192,497	$73.52

Unconsolidated JV Properties
2nd Quarter 2026 (3)	1	495	282	—%	$8,352	$4,752	$16.87
3rd Quarter 2026	3	21,351	11,077	0.2%	3,288,086	1,744,652	154.00
4th Quarter 2026	4	31,943	16,158	0.2%	2,333,722	1,181,776	73.06

Total 2026	8	53,789	27,517	0.4%	$5,630,160	$2,931,180	$104.67

2027	18	193,454	85,204	1.4%	$29,734,254	$13,889,048	$153.70
2028	25	268,442	133,361	2.0%	37,957,680	19,261,801	141.40
2029	15	134,939	65,491	1.0%	15,519,103	7,233,344	115.01
2030	16	268,409	142,358	2.0%	35,930,997	19,201,755	133.87
2031	23	2,699,390	1,513,282	19.9%	222,110,359	124,048,330	82.28
2032	15	1,003,627	505,167	7.4%	93,512,950	46,849,896	93.18
2033	11	267,630	137,287	2.0%	29,394,795	15,306,365	109.83
2034	9	451,454	222,107	3.3%	45,573,229	22,495,209	100.95
2035	7	370,189	162,145	2.7%	40,058,170	15,921,099	108.21
Thereafter	95	7,866,278	3,874,776	57.9%	835,313,383	407,355,513	106.19
Grand Total	242	13,577,601	6,868,695	100.0%	$1,390,735,080	$694,493,540	$102.43

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Includes month to month holdover tenants that expired prior to June 30, 2026.

Supplemental Information	40	Second Quarter 2026

LEASE EXPIRATIONS Retail Leases Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Wholly-Owned and Consolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)
High Street Retail
2026 (3)	—	—	—	—%	$—	$—	$—
2027	—	—	—	—%	—	—	—
2028	—	—	—	—%	—	—	—
2029	2	2,238	2,238	1.2%	558,108	558,108	249.38
2030	1	2,418	2,418	1.3%	594,141	594,141	245.72
2031	—	—	—	—%	—	—	—
2032	1	1,445	1,445	0.8%	258,757	258,757	179.07
2033	1	2,900	2,900	1.6%	424,456	424,456	146.36
2034	—	—	—	—%	—	—	—
2035	—	—	—	—%	—	—	—
Thereafter	5	170,792	170,792	95.1%	29,020,862	29,020,862	169.92
	10	179,793	179,793	100.0%	$30,856,324	$30,856,324	$171.62
Vacancy (4)		48,529
Grand Total		228,322

Other Retail
2026 (3)	1	210	210	—%	$10,044	$10,044	$47.83
2027	4	23,670	23,670	4.9%	3,850,337	3,850,337	162.67
2028	5	16,034	16,034	3.3%	3,169,334	3,169,334	197.66
2029	4	27,702	27,702	5.7%	2,641,912	2,641,912	95.37
2030	3	35,231	35,231	7.3%	5,262,283	5,262,283	149.37
2031	7	19,252	19,252	4.0%	3,076,522	3,076,522	159.80
2032	7	23,127	23,127	4.8%	3,542,421	3,542,421	153.17
2033	5	92,949	92,949	19.2%	6,820,774	6,820,774	73.38
2034	11	61,926	61,926	12.8%	4,543,061	4,543,061	73.36
2035	2	8,832	8,832	1.8%	1,054,784	1,054,784	119.43
Thereafter	21	176,439	176,439	36.2%	17,725,245	17,725,245	100.46
	70	485,372	485,372	100.0%	$51,696,717	$51,696,717	$106.51
Vacancy (4)		42,441
Grand Total		527,813

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Includes month to month holdover tenants that expired prior to June 30, 2026.
(4) Includes square footage of leases signed but not yet commenced.

Supplemental Information	41	Second Quarter 2026

LEASE EXPIRATIONS Retail Leases Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unconsolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)
High Street Retail
2026 (3)	—	—	—	—%	$—	$—	$—
2027	—	—	—	—%	—	—	—
2028	—	—	—	—%	—	—	—
2029	—	—	—	—%	—	—	—
2030	—	—	—	—%	—	—	—
2031	—	—	—	—%	—	—	—
2032	—	—	—	—%	—	—	—
2033	—	—	—	—%	—	—	—
2034	—	—	—	—%	—	—	—
2035	1	12,520	6,260	100.0%	4,200,000	2,100,000	335.46
Thereafter	—	—	—	—%	—	—	—
	1	12,520	6,260	100.0%	$4,200,000	$2,100,000	$335.46
Vacancy (4)		—
Grand Total		12,520

Other Retail
2026 (3)	1	13,465	6,746	2.6%	$812,654	$407,139	$60.35
2027	3	19,225	10,237	3.7%	11,859,294	6,692,932	616.87
2028	5	32,621	17,722	6.4%	8,241,357	4,607,553	252.64
2029	2	28,316	14,785	5.6%	4,178,925	1,862,462	147.58
2030	2	11,970	6,811	2.4%	7,297,361	4,152,199	609.64
2031	5	47,335	24,141	9.3%	4,282,918	2,243,443	90.48
2032	1	5,399	2,753	1.1%	546,784	278,860	101.28
2033	2	4,721	2,412	0.9%	604,677	308,710	128.08
2034	1	2,133	1,067	0.4%	121,380	60,690	56.91
2035	2	6,014	2,064	1.2%	668,028	225,274	111.08
Thereafter	23	337,847	159,464	66.4%	20,221,513	9,666,316	59.85
	47	509,046	248,202	100.0%	$58,834,891	$30,505,578	$115.58
Vacancy (4)		23,547
Grand Total		532,593

Alternative Strategy Portfolio
2026 (3)	1	1,277	320	1.1%	$108,000	$27,054	$84.57
2027	2	3,186	798	2.7%	550,173	137,818	172.68
2028	1	1,819	456	1.6%	221,150	55,398	121.58
2029	1	595	149	0.5%	112,357	28,145	188.83
2030	—	—	—	—%	—	—	—
2031	1	1,830	458	1.6%	197,188	49,395	107.75
2032	1	21,706	20,621	18.6%	7,537,545	7,160,667	347.26
2033	1	69,214	34,607	59.3%	43,839,395	21,919,699	633.39
2034	1	16,343	15,526	14.0%	7,269,384	6,905,915	444.80
2035	—	—	—	—%	—	—	—
Thereafter	1	647	162	0.6%	87,480	21,914	135.21
	10	116,617	73,097	100.0%	$59,922,672	$36,306,005	$513.84
Vacancy (4)		62,938
Grand Total		179,555

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Includes month to month holdover tenants that expired prior to June 30, 2026.
(4) Includes square footage of leases signed but not yet commenced.

Supplemental Information	42	Second Quarter 2026

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	6/30/2026
2001 - 2025 Acquisitions
Jun-01	317 Madison Avenue	Grand Central	100.0%	Fee Interest	450,000	$105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	99.8
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	95.5
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	87.0
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	3.5
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	78.2
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	N/A
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	N/A
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200	92.2	N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	N/A
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000	90.5	78.2
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	89.4
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	86.4
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	N/A
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	94.0
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	92.8
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	99.8
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	N/A
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	97.3
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	90.7
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	91.9
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	N/A
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	93.1
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	N/A
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	96.5
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	61.9
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	34.3
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	93.1
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	Fee / Leasehold Interest	625,300	387,932	94.8	84.5
Oct-20	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	107,200	90.0	N/A
Jun-22	450 Park Avenue	Park Avenue	25.1	Fee Interest	337,000	445,000	79.8	87.7
Sep-22	245 Park Avenue	Park Avenue	100.0	Fee Interest	1,782,793	1,960,000	91.8	96.7
Dec-24	10 East 53rd Street	Plaza District	45.0	Fee Interest	354,300	236,000	97.6	90.7
Jan-25	500 Park Avenue	Park Avenue	100.0	Fee Interest	201,411	130,000	94.5	90.7
Apr-25	100 Park Avenue	Grand Central South	49.9	Fee Interest	834,000	360,000	93.1	95.7
Oct-25	800 Third Avenue	Grand Central North	39.5	Fee Interest	526,000	205,000	83.8	89.4
					43,994,627	$27,189,062
2026 Acquisitions
Jan-26	65 East 55th Street (Park Avenue Tower)	Plaza District	95.0	Fee Interest	622,000	730,000	94.8	94.8
					622,000	$730,000

Supplemental Information	43	Second Quarter 2026

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2001 - 2026 Dispositions
Jan-01	633 Third Ave	Grand Central North	100.0%	Fee Interest	40,623	$13,250	$326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Grand Central	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	100.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	30.0	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	100.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
May-19	521 Fifth Avenue	Grand Central	50.5	Fee Interest	460,000	381,000	828
Dec-20	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	5,200	75
Mar-21	55 West 46th Street - Tower 46	Midtown	25.0	Fee Interest	347,000	275,000	793
Jun-21	635 - 641 Sixth Avenue	Midtown South	100.0	Fee Interest	267,000	325,000	1,217
Jul-21	220 East 42nd Street	Grand Central	49.0	Fee Interest	1,135,000	783,500	690
Oct-21	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	103,000	997
Dec-21	110 East 42nd Street	Grand Central	100.0	Fee Interest	215,400	117,075	544
Jun-23	245 Park Avenue	Park Avenue	49.9	Fee Interest	1,782,793	1,995,000	1,119
Nov-24	One Vanderbilt Avenue	Grand Central	11.0	Fee Interest	1,657,198	4,700,000	2,836
Sep-25	One Vanderbilt Avenue	Grand Central	5.0	Fee Interest	1,657,198	4,700,000	2,836
Dec-25	100 Park Avenue	Grand Central South	49.0	Fee Interest	834,000	425,000	510
					33,843,554	$31,138,825	$920

Supplemental Information	44	Second Quarter 2026

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset	Occupancy (%)
	Property	Type of Property	Submarket	Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	6/30/2026
2005 - 2025 Acquisitions
Jul-05	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Retail	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Retail	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Retail	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Retail	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Retail	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Retail	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	N/A
Aug-07	180 Broadway	Development	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Land	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Land	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Feb-08	182 Broadway	Development	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	N/A
Dec-10	11 West 34th Street	Retail	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	N/A
Dec-10	Two Herald Square	Land	Herald Square	45.0	Fee Interest	354,400	247,500	N/A	N/A
Dec-10	885 Third Avenue	Land	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	N/A	N/A
Dec-10	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Redevelopment	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Retail	Times Square	50.0	Fee Interest	35,897	136,550	59.7	N/A
Sep-11	747 Madison Avenue	Retail	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Residential	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	N/A
Jan-12	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio	West Coast		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Development	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Redevelopment	Midtown South	100.0	Fee Interest	104,000	83,000	—	N/A
Oct-12	1080 Amsterdam	Redevelopment	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	N/A
Dec-12	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	N/A
Dec-12	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Retail	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Retail	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street (The Olivia)	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Retail	Times Square	75.0	Fee Interest	6,000	41,149	100.0	N/A
Jul-14	115 Spring Street	Retail	Soho	100.0	Fee Interest	5,218	52,000	100.0	0.0
Jul-14	752-760 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	N/A
Sep-14	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	27,400	100.0	N/A
Sep-14	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	145,000	N/A	N/A
Oct-14	102 Greene Street	Retail	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	100.0	Fee Interest	347,000	295,000	—	N/A
Feb-15	Stonehenge Portfolio	Residential	Various	Various	Fee Interest	2,589,184	40,000	96.5	N/A
Mar-15	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Retail	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	N/A
Mar-16	183 Broadway	Retail	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	N/A
Apr-16	605 West 42nd Street - Sky	Residential	Midtown West	20.0	Fee Interest	927,358	759,046	—	N/A
Jul-18	1231 Third Avenue	Residential	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	30,999	100.0	N/A
Dec-18	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	N/A
Apr-19	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	80,150	—	N/A
May-19	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	N/A
Jan-20	762 Madison Avenue	Redevelopment	Plaza District	10.0	Fee Interest	6,109	29,250	55.1	N/A
Jan-20	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	N/A
Jan-20	126 Nassau Street	Development	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	N/A
Oct-20	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	59,000	100.0	N/A
Sep-21	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	N/A	N/A
Sep-21	690 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	7,848	72,221	100.0	N/A
Sep-22	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,127,931	1,096,714	22.5	N/A
Sep-23	625 Madison Avenue	Land	Plaza District	90.4	Fee Interest	563,000	620,245	N/A	N/A
Jan-24	2 Herald Square	Redevelopment	Herald Square	44.0	Leasehold Interest	369,000	120,000	43.9	34.3
Mar-24	719 Seventh Avenue	Retail	Times Square	25.0	Fee Interest	10,040	76,500	0.0	N/A
Oct-25	346 Madison Avenue	Development	Grand Central	100.0	Fee Interest	275,138	160,000	40.4	15.1
						16,091,062	$9,635,514
2026 Acquisitions
Mar-26	610 Park Avenue	Retail	Plaza District	100.0	Fee Interest	17,765	$18,500	100.0	100.0
						17,765	$18,500

Supplemental Information	45	Second Quarter 2026

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Retail, Residential, Development / Redevelopment, Land and Alternative Strategy Portfolio Unaudited (Dollars in Thousands)

				Interest			Gross Asset Valuation
	Property	Type of Property	Submarket	Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2025 Dispositions
Sep-11	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue	Retail	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Retail	Cast Iron/Soho	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Retail	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Redevelopment	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Retail	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	West Coast	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	West Coast	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	West Coast	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	West Coast		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Redevelopment	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Land	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Redevelopment	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Retail	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Land	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Redevelopment	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Residential	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Retail	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Retail	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Residential	Upper East Side	Various	Fee Interest	—	143,800	—
Jan-19	131-137 Spring Street	Retail	Soho	20.0	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Retail	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
Mar-20	315 West 33rd Street (The Olivia)	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	446,500	906
May-20	609 Fifth Avenue - Retail Condominium	Retail	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Sep-20	400 East 58th Street	Residential	Upper East Side	90.0	Fee Interest	140,000	62,000	443
Dec-20	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	952,500	1,493
Dec-20	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	32,000	615
Jan-21	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	43,000	6,515
Feb-21	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	15,796	2,459
Mar-21	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	34,024	5,740
Jun-21	605 West 42nd Street - Sky	Residential	Westside	20.0	Fee Interest	927,358	858,100	925
Sep-21	400 East 57th Street	Residential	Upper East Side	41.0	Fee Interest	290,482	133,500	460
Feb-22	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	95,000	595
Apr-22	1080 Amsterdam	Residential	Upper West Side	92.5	Leasehold Interest	82,250	42,650	519
May-22	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	15,747
Jun-22	609 Fifth Avenue	Redevelopment	Rockefeller Center	100.0	Fee Interest	138,563	100,500	725
Dec-22	885 Third Avenue - Condominium	Redevelopment	Midtown / Plaza District	100.0	Fee / Leasehold Interest	414,317	300,400	725
Feb-23	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	14,000	1,963
Dec-23	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	13,069	40,575	3,105
Jan-24	717 Fifth Avenue	Retail	Midtown / Plaza District	10.9	Fee Interest	119,550	963,000	8,055
May-24	625 Madison Avenue	Redevelopment	Plaza District	90.4	Fee Interest	563,000	634,600	1,127
Jun-24	719 Seventh Avenue	Retail	Times Square	100.0	Fee Interest	10,040	30,500	3,038
Oct-24	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,127,931	1,165,586	1,033
Apr-25	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	46,800	3,615
						13,972,167	$12,761,784	$913
2026 Dispositions
Feb-26	690 Madison Avenue	Retail	Plaza District	90.0	Fee Interest	7,848	$54,500	$6,944
May-26	7 Dey Street & 185 Broadway - Residential and Retail Condominium	Retail / Residential	Lower Manhattan	100.0	Fee Interest	199,521	220,500	1,105
May-26	346 Madison Avenue	Redevelopment	Grand Central	49.0	Fee Interest	275,138	175,000	636
						482,507	$450,000	$933

Supplemental Information	46	Second Quarter 2026

SUMMARY OF REAL ESTATE ACQUISITION/DISPOSITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	6/30/2026
2007 - 2026 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	68.3
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	N/A
Apr-07	Jericho Plaza	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	N/A
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,541,741	$1,766,804

						Gross Asset
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Valuation ($'s)		Price ($'s/SF)
2008 - 2026 Dispositions
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0	Fee Interest	211,000	$48,000		$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000		343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767		143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100		343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500		104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100		208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400		172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600		113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000		320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000		337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000		117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011		316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745		280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000		538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500		106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000		67
Jun-18	Jericho Plaza	Jericho, New York	11.7	Fee Interest	640,000	117,400		183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000		102
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	23,100		161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,581		166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943		155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185		150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,451		301
Dec-20	1055 Washington Boulevard	Stamford, Connecticut	100.0	Leasehold Interest	182,000	23,750		130
Jul-24	Palisades Premier Conference Center	Orangetown, New York	100.0	Fee Interest	450,000	26,250		58
					7,883,341	$1,812,383		$230

Supplemental Information	47	Second Quarter 2026

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second generation tenant improvement and leasing costs, and recurring capital expenditures.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of Nareit in September 2017 defines EBITDAre as net income (loss) (computed in accordance with GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Supplemental Information	48	Second Quarter 2026

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds From Operations (FFO) Reconciliation

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2026	2025	2026	2025

Net loss attributable to SL Green common stockholders	$(26,503)	$(11,092)	$(110,894)	$(32,167)
Add:
Depreciation and amortization	67,279	60,160	137,030	124,658
Joint venture depreciation and noncontrolling interest adjustments	61,761	68,003	124,357	121,364
Net income (loss) attributable to noncontrolling interests	9,617	(1,615)	10,673	(7,977)
Less:
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	—	(1,946)	(814)	(1,946)
Purchase price and other fair value adjustments	5,252	(8,399)	7,476	(14,943)
(Loss) gain on sale of real estate, net	(4,179)	(167)	12,457	(649)
Depreciable real estate reserves	—	—	(35,160)	(8,546)
Depreciable real estate reserves in unconsolidated joint venture	—	—	—	(1,780)
Depreciation on non-rental real estate assets	1,502	1,421	3,005	2,684
FFO attributable to SL Green common stockholders and unit holders	$109,579	$124,547	$174,202	$231,058

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	For the three months ended
	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025

Net (Loss) income	$(10,891)	$(77,398)	$(103,720)	$35,161	$(6,817)
Depreciable real estate reserves	—	35,160	23,546	—	—
Depreciable real estate reserves in unconsolidated joint venture	—	—	12,812	—	—
Loss (gain) on sale of real estate, net	4,179	(16,636)	426	1,068	167
Purchase price and other fair value adjustments	(5,662)	(4,183)	28,143	(11,138)	9,617
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	—	814	(1,142)	(86,872)	1,946
Gain on sale of marketable securities	—	—	—	—	(10,232)
Depreciation and amortization	67,279	69,751	67,839	63,216	60,160
Income taxes	1,693	(1,045)	2,305	137	1,296
SUMMIT Operator tax expense	1,223	585	478	1,279	1,547
Amortization of deferred financing costs	2,156	2,802	1,901	1,724	1,742
Interest expense, net of interest income	54,011	50,909	49,422	47,235	45,318
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	117,139	141,731	139,218	200,085	151,642
EBITDAre	$231,127	$202,490	$221,228	$251,895	$256,386

Supplemental Information	49	Second Quarter 2026

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES	Three Months Ended		Six Months Ended
Operating income and Same-store NOI Reconciliation	June 30,		June 30,
	2026	2025	2026	2025

Net loss	$(10,891)	$(6,817)	$(88,289)	$(28,362)

Depreciable real estate reserves	—	—	35,160	8,546
Depreciable real estate reserves in unconsolidated joint venture	—	—	—	1,780
Loss (gain) on sale of real estate, net	4,179	167	(12,457)	649
Purchase price and other fair value adjustments	(5,662)	9,617	(9,845)	19,228
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	—	1,946	814	1,946
Gain on sale of marketable securities	—	(10,232)	—	(10,232)
Depreciation and amortization	67,279	60,160	137,030	124,658
SUMMIT Operator tax expense	1,223	1,547	1,808	1,502
Amortization of deferred financing costs	2,156	1,742	4,958	3,429
Interest expense, net of interest income	54,011	45,318	104,920	90,999
Interest expense on senior obligations of consolidated securitization vehicles	14,743	21,017	29,392	34,989
Operating Income	127,038	124,465	203,491	249,132

Equity in net (income) loss from unconsolidated joint ventures	(14,948)	22,775	5,832	19,825
Income from debt fund investments, net	(5,990)	(600)	(8,468)	(600)
Marketing, general and administrative expense	22,781	21,579	45,567	43,303
Transaction related costs	17	177	301	472
Loan loss and other investment reserves, net of recoveries	—	(46,287)	—	(71,326)
SUMMIT Operator expenses	25,520	24,847	50,462	46,611
Gain on early extinguishment of debt	—	—	—	—
Investment income	(2,657)	(6,339)	(5,003)	(22,453)
Interest income from real estate loans held by consolidated securitization vehicles	(14,743)	(21,049)	(29,392)	(37,030)
SUMMIT Operator revenue	(31,509)	(31,007)	(55,651)	(53,541)
Non-building revenue	(14,689)	(9,647)	(32,568)	(20,135)
Net operating income (NOI)	90,820	78,914	174,571	154,258

Equity in net income (loss) from unconsolidated joint ventures	14,948	(22,775)	(5,832)	(19,825)
SLG share of unconsolidated JV depreciation and amortization	70,555	65,153	138,194	128,228
SLG share of unconsolidated JV amortization of deferred financing costs	3,962	3,107	8,418	6,298
SLG share of unconsolidated JV interest expense, net of interest income	71,826	64,290	141,958	127,255
SLG share of unconsolidated JV transaction related costs	—	—	—	—
SLG share of unconsolidated JV gain on early extinguishment of debt	—	—	4,796	—
SLG share of unconsolidated JV investment income	(781)	(5,059)	(1,205)	(9,977)
SLG share of unconsolidated JV loan loss and other investment reserves, net of recoveries	—	14,531	—	14,531
SLG share of unconsolidated JV non-building revenue	(3,047)	(2,280)	(3,445)	(3,572)
NOI including SLG share of unconsolidated JVs	248,283	195,881	457,455	397,196

NOI from other properties/affiliates	(66,862)	(22,039)	(103,661)	(58,503)
Same-Store NOI	181,421	173,842	353,794	338,693

Straight-line and free rent	(4,171)	(726)	(7,612)	567
Amortization of acquired above and below-market leases, net	1,084	863	2,230	1,775
Operating lease straight-line adjustment	157	204	361	408
SLG share of unconsolidated JV straight-line and free rent	(9,424)	(13,100)	(18,946)	(23,392)
SLG share of unconsolidated JV amortization of acquired above and below-market leases, net	(7,216)	(6,190)	(13,676)	(12,231)
SLG share of unconsolidated JV operating lease straight-line adjustment	—	—	—	—
Same-store cash NOI	$161,851	$154,893	$316,151	$305,820

Lease termination income	(1,097)	(242)	(741)	(4,635)
SLG share of unconsolidated JV lease termination income	(1,706)	(2,232)	(6,332)	(2,232)
Same-store cash NOI excluding lease termination income	$159,048	$152,419	$309,078	$298,953

Supplemental Information	50	Second Quarter 2026

RESEARCH ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	Jana Galan	(646) 855-5042	jana.galan@bofa.com
Barclays	Brendan Lynch	(212) 526-9428	brendan.lynch@barclays.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	JohnP.Kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Seth Bergey	(212) 816-2066	seth.bergey@citi.com
Deutsche Bank	Peter Abramowitz	(212) 250-9504	peter.abramowitz@db.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Goldman Sachs & Co.	Caitlin Burrows	(212) 902-4736	caitlin.burrows@gs.com
Jefferies	Joe Dickstein	(212) 778-8771	jdickstein1@jefferies.com
JP Morgan Securities	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
Mizuho Securities USA	Vikram Malhotra	(212) 282-3827	vikram.malhotra@mizuhogroup.com
Morgan Stanley & Co.	Ronald Kamdem	(212) 296-8319	ronald.kamdem@morganstanley.com
Piper Sandler	Alexander Goldfarb	(212) 466-7937	alexander.goldfarb@psc.com
Scotiabank	Nicholas Yulico	(212) 225-6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	michael.r.lewis@truist.com
Wells Fargo	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not, by its reference above or distribution, imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	51	Second Quarter 2026

EXECUTIVE MANAGEMENT

Marc Holliday	Edward V. Piccinich
Chairman and Chief Executive Officer	Chief Operating Officer

Harrison Sitomer	Neil H. Kessner
President and Chief Investment Officer	Executive Vice President, General
Counsel - Real Property
Matthew J. DiLiberto
Chief Financial Officer	Maggie Hui
Chief Accounting Officer
Andrew S. Levine
Chief Legal Officer - General Counsel, EVP	Robert Schiffer
Executive Vice President, Development
Steven M. Durels
Executive Vice President, Director of
Leasing and Real Property

Supplemental Information	52	Second Quarter 2026